                                                       Registration No. 33-71056
                                                                        811-8130

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 5

                                 VEL II ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

          / / immediately upon filing pursuant to paragraph (b) of Rule 485

          /X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485

          / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485

          / / on (date) pursuant to paragraph (a) (1) of Rule 485

          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2005 was on or before March 30, 2006.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Vari-Exceptional Life, an individual or group flexible premium variable life insurance policy issued by First Allmerica Financial Life Insurance Company ("First Allmerica") in New York and Hawaii to applicants who were Age 85 years old (80 in New York) and under at the time of purchase.

The policies are funded through the VEL II Account of First Allmerica, a separate investment account referred to as the Separate Account, and a fixed-interest account of First Allmerica that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying
Funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Global Health Care Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Asset Manager(SM) Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


                                DATED MAY 1, 2006

                                TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS                                                            4
   WHAT ARE THE POLICY'S BENEFITS?                                                       4
   WHAT ARE THE POLICY'S RISKS?                                                          5

SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                                6
   TRANSACTION FEES                                                                      6
   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                   9
   ANNUAL FUND OPERATING EXPENSES                                                       12

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                         13
   WHO IS THE COMPANY?                                                                  13
   WHAT IS THE SEPARATE ACCOUNT?                                                        13
   WHAT ARE THE FUNDS?                                                                  13

THE POLICY                                                                              17
   HOW DO I COMMUNICATE WITH THE COMPANY?                                               17
   HOW DO I APPLY FOR A POLICY?                                                         17
   CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                   18
   IS THERE A PAID-UP INSURANCE OPTION?                                                 19
   DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?                              19
   HOW DO I MAKE PAYMENTS?                                                              20
   HOW DO I ALLOCATE MY NET PAYMENTS?                                                   21
   CAN I MAKE TRANSFERS?                                                                21
   IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                21
   ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                        22
   IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?             23
   CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                           24
   HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                        24
   CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                         25
   CAN I MAKE POLICY LOANS?                                                             25
   ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?   26
   CAN I SURRENDER THE POLICY?                                                          27
   CAN I MAKE PARTIAL WITHDRAWALS?                                                      27
   WHAT IS THE POLICY VALUE?                                                            28

THE DEATH BENEFIT                                                                       30
   WHAT ARE THE SUM INSURED OPTIONS?                                                    30
   CAN I CHANGE THE SUM INSURED OPTION?                                                 31
   IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                             32
   WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                         33

TERMINATION AND REINSTATEMENT                                                           36
   WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                   36
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                 36

CHARGES AND DEDUCTIONS                                                                  38
   WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                             38
   WHAT IS THE MONTHLY DEDUCTION?                                                       38
   WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?    40
   HOW IS THE SURRENDER CHARGE CALCULATED?                                              41
   WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                          43
   WHAT ARE THE TRANSFER CHARGES?                                                       43

   WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                               44
   ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                          44
   DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?                      44

FEDERAL TAX CONSIDERATIONS                                                              45
   HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                  45
   HOW ARE THE POLICIES TAXED?                                                          45
   HOW ARE POLICY LOANS TAXED?                                                          46
   WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                         47
   WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                  48
   CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?       48

OTHER INFORMATION                                                                       49
   ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                         49
   CAN THE COMPANY DELAY PAYMENTS TO ME?                                                50
   DO I HAVE ANY VOTING RIGHTS?                                                         50
   WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                    50
   ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?              51
   MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                     51
   WHAT IS MIXED AND SHARED FUNDING?                                                    51
   WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?   52

THE GENERAL ACCOUNT                                                                     52

GLOSSARY OF SPECIAL TERMS                                                               54

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -  Life insurance coverage on the named Insured

     -  Policy Value

     -  Surrender rights and partial withdrawal rights

     -  Loan privileges

Other benefits previously available through the policy included:

     - Waiver of Premium Rider - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.


     - Guaranteed Insurability Rider - This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.


     - Other Insured Rider - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.


     - Children's Insurance Rider - This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.


     - Accidental Death Benefit Rider - This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

     - Exchange Option Rider - This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

     - Living Benefits Rider - This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

     - Guaranteed Death Benefit Rider - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

         CHARGE                 WHEN CHARGE IS            AMOUNT DEDUCTED
                                   DEDUCTED
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE                  NA                        None
IMPOSED ON PREMIUMS (LOAD)

PREMIUM TAXES                When a premium payment   2.50% of each premium
                                   is made            payment (1.25% of each
                                                      premium payment in New
                                                      York)

DEFERRED ACQUISITION COSTS   When a premium payment   1.00% of each premium
("DAC TAX" CHARGE)                 is made            payment

SURRENDER CHARGE -          Upon Surrender or a       $8.50 per thousand dollars
DEFERRED ADMINISTRATIVE     Decrease in Face Amount   of the initial Face Amount
CHARGE (1)                  for up to 15 years from   or of an increase in Face
                            Date of Issue of the      Amount.
                            Policy or from the date
                            of increase in Face
                            Amount, respectively

SURRENDER CHARGE -
DEFERRED SALES CHARGE (1)
  Minimum and Maximum
  Charge                    Upon Surrender or a       The minimum charge is
                            Decrease in Face Amount   $7.68 and the maximum
                            for up to 15 years from   charge is $38.25 per
                            Date of Issue of the      $1,000 of Face Amount.
                            Policy or from the date
                            of increase in Face
                            Amount, respectively.

  Charge for a                                        For a Male Standard
  representative Policy                               Non-Smoker Age 45, the
  owner                                               rate is $23.61 per $1,000
                                                      of Face Amount.

PARTIAL WITHDRAWAL          Upon Partial Withdrawals  5% of any withdrawals in
CHARGE(2)                   in excess of the Free     excess of the Free 10%
                            10% Withdrawal Amount     Withdrawal amount.

PARTIAL WITHDRAWAL          Upon any Partial          2% of the amount
TRANSACTION FEE             Withdrawal                withdrawn, not to exceed
                                                      $25

ELECTING OPTIONAL           Upon election of the      $25 administrative fee
GUARANTEED DEATH BENEFIT    Guaranteed Death Benefit

INCREASE IN FACE AMOUNT     Upon increasing the Face  $40 administrative fee
                            Amount of the Policy

TRANSFER CHARGES            Upon the 13th transfer    Currently $10 per
                            and each subsequent       transfer, guaranteed not
                            transfers in a Policy     to exceed $25 per
                            Year.                     transfer.

SPLIT OPTION RIDER/         Upon adding the rider to  $20.00 (one-time fee)
EXCHANGE OPTION RIDER       the contract

LIVING BENEFITS RIDER
  Minimum and Maximum       Upon exercising the       One-time fee of $150, plus
  Charge                    rider                     an additional charge based
                                                      on the present value of
                                                      expected premiums
                                                      associated with the
                                                      benefit. The minimum
                                                      additional charge is $1.61
                                                      and the maximum additional
                                                      charge is $850.00

  Charge for a              Upon exercising the       Per $1,000 of original
  representative Policy     rider                     Face Amount: a
  owner                                               representative charge is
                                                      $13.10 (for a Male
                                                      Standard, Age 45)

GUARANTEED DEATH BENEFIT    Upon adding the rider     $25 (one-time fee)
RIDER                       (available only at
                            issue)

PAID-UP INSURANCE OPTION              N/A                       None

CHANGING NET PAYMENT        Upon changing             Currently there is no
ALLOCATION                  allocations of Net        charge. Any future charge
                            Payments                  is guaranteed not to
                                                      exceed $25.

CHANGING MONTHLY DEDUCTION  Upon changing allocation  Currently there is no
ALLOCATION                  of the Monthly Deduction  charge. Any future charge
                                                      is guaranteed not to
                                                      exceed $25.

PROVIDING A PROJECTION OF   Upon requesting a         Currently there is no
VALUES (3)                  projection of values      charge. Any future charge
                                                      is guaranteed not to
                                                      exceed $25.

(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a dEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                        WHEN CHARGE IS
                     CHARGE                                DEDUCTED                       AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE (1)

     Minimum and Maximum charge                             Monthly           Per $1,000 of original Face Amount,
                                                                              the minimum is $0.05 and the maximum
                                                                              is $83.33

     Charge for a representative Policy owner               Monthly           Per $1,000 of original Face Amount: a
                                                                              representative charge is  $0.25 (for a
                                                                              Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                  Monthly           $5.00

SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES             Daily            Annual rate of 0.65% of Separate
                                                                              Account assets (guaranteed not to
                                                                              exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                Daily for the first     Annual rate of 0.15% % of Separate
                                                        ten Policy years      Account assets (guaranteed not to
                                                                              exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL BENEFITS(2)                    Monthly           Varies depending upon the optional
                                                                              benefits selected, and by the
                                                                              individual characteristics of the
                                                                              Insureds

OTHER INSURED RIDER

     Minimum and Maximum charge                             Monthly           Per $1,000 of original Face Amount:
                                                                              the minimum is $0.06 and the maximum
                                                                              is $83.33

     Charge for a representative Policy owner               Monthly           Per $1,000 of original Face Amount: a
                                                                              representative charge is $0.51 (for a
                                                                              Male Standard Non-Smoker Age 45)

WAIVER OF PREMIUM RIDER                                     Monthly           Per $1000 of the monthly benefit, the
     Minimum and Maximum charge                                               minimum is $0.01 and the maximum is
                                                                              $187.51

     Charge for a representative Policy owner               Monthly           Per $1,000 of original Face Amount: a
                                                                              representative charge is $0.03 (for a
                                                                              Male Standard Non-Smoker Age 45)
GUARANTEED INSURABILITY RIDER

     Minimum and Maximum charge                             Monthly           Per $1,000 of original Face Amount: the
                                                                              minimum is $0.03 and the maximum is
                                                                              $1.71.

     Charge for a representative                            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                                             representative charge is $0.38 (for a
                                                                              Male Standard Non-Smoker Age 45)

                                                            Monthly           $0.40 per $1000 of benefit
CHILDREN'S INSURANCE RIDER

ACCIDENTAL DEATH BENEFIT RIDER

     Minimum and Maximum charge                             Monthly           Per $1,000 of original Face Amount: the
                                                                              minimum is $0.07 and the maximum is
                                                                              $0.36.

     Charge for a representative                            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                                             representative charge is $0.08 (for a
                                                                              Male Standard Non-Smoker Age 45)

LOAN INTEREST (3)                                  Paid in arrears annually   8 % of the loan amount (3)
                                                   (accrues daily)

PAID-UP INSURANCE OPTION                                      N/A                               None

(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum charge is $0.06 and the maximum charge is $83.33

GUARANTEED INSURABILITY RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

ACCIDENTAL DEATH BENEFIT RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated 300% Age 65).

(3) POLICY LOANS - Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                      * * *

                                      * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES


--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        MINIMUM              MAXIMUM
--------------------------------------------------------------------------------
Expenses that are deducted from Fund  Annual charge of      Annual charge of
assets, including management fees,     0.56%(1) of average  1.45%(2) of average
distribution and/or service (12b-1)    daily net assets     daily net assets
fees and other expenses.



(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expense for Fidelity VIP Equity-Income Fund would have been 0.55%. These offsets may be discontinued at any time.

(2) The offering of Service Shares commenced as of the date of this prospectus. As a result, annual operating expenses have been estimated for the current fiscal year.

     Distribution and service fees for Service Shares after voluntary waivers for the next twelve months are not expected to exceed 0.02% for the Goldman Sachs International Equity Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.

     The Investment Advisers have contractually agreed to reimburse the following Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund, set forth after the fund name, to the following level until June 2007: Goldman Sachs International Equity Fund (1.22%).

The table above shows the minimum and maximum expenses of the Funds during 2005. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?


Unless otherwise specified, any reference to the "Company" refers to First Allmerica Financial Life Insurance Company. The Company, which was originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a wholly-owned subsidiary of The Hanover Insurance Group.

As of December 31, 2005, the Company had over $3.4 billion in assets and over $4.9 billion of life insurance in force. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.


WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" collectively refers to the VEL II Account of First Allmerica. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL - GOLDMAN SACHS
         INTERNATIONAL EQUITY FUND

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. This Fund was formerly known as Goldman Sachs CORESM U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC.


AIM V.I. GLOBAL HEALTH CARE FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This Fund was formerly known as AIM V.I. Health Sciences Fund.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

ADVISER: ALLIANCEBERNSTEIN CAPITAL MANAGEMENT L.P.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.


DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in foreign securities that provide the potential for capital appreciation and income.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500SM (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISER: FRANKLIN ADVISERS, INC.


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL


JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -    Effective date of the change in the investment policy OR

     -    Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS

Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site, http://www.allmerica.com/afs/account/forms.html.

TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

     -    45 days after the application for the Policy is signed, or
     - 10 days after you receive the Policy (or longer if required by state law), or
     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or
     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     -    45 days after the application for the increase is signed, or
     - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
     - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

     - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

     -    The Policyowner may not make further premium payments.

     - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

     -    Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Principal Office.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     -    the minimum or maximum amount that may be transferred,

     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     -    the minimum period of time between transfers, and

     -    the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - There has been at least a 90-day period since the last transfer from the General Account, and

     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.


These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-    the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:


     - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or


     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -    Cancel your Policy under its right-to-examine provision

     -    Transfer your ownership to someone else

     -    Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -    Make transfers of Policy Value among the funds

     -    Adjust the death benefit by increasing or decreasing the Face Amount

     -    Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     -    the Face Amount provided by the most recent increase;

     -    the next most recent increases successively; and

     -    the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS

Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

- Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

- All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

- The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

          - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

          - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.

CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Principal Office.

The Surrender Value is equal to:

     -    the Policy Value, MINUS
     -    any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION - CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of Policyowners who are participants under Section 403(b) plans are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

     -    your accumulation in the General Account, plus

     -    the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

      AGE OF INSURED     PERCENTAGE OF
      ON DATE OF DEATH   POLICY VALUE
     -----------------   -------------
          40 and under      250%
          45                215%
          50                185%
          55                150%
          60                130%
          65                120%
          70                115%
          75                105%

      AGE OF INSURED     PERCENTAGE OF
      ON DATE OF DEATH   POLICY VALUE
     -----------------   -------------
          80                105%
          85                105%
          90                105%
          95 and above      100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS - WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

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CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

     - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

     -    provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

     (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.

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GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

     -    the Face Amount as of the Final Premium Payment Date; or

     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

     -    foreclosure of a Policy Loan; or

     - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

     - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

     -    The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

     Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (1) upon the death of the payee, with no further payments due (Life Annuity), or
          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

     Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

          (1)  in the same amount as the original amount; or
          (2)  in an amount equal to 2/3 of the original amount; or
          (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

     -    a written application for reinstatement,

     - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

     - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

     -    the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?


Currently, a deduction of 3.50% (2.25% in New York) of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% (1.25% in New York) of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to First Allmerica associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, First Allmerica does not expect to make a profit from this charge.


The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES - If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

     - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

          - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

          - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

FUND EXPENSES

Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from
1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE - During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

     -    the most recent increase;

     -    the next most recent increases successively, and

     -    the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in the Face Amount;

     - second, the surrender charge for the next most recent increases successively;

     -    last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:


     - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund to one or more of the other Sub-Accounts; or


     -    to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?


No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

     All employees and directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company, First Allmerica or VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.) to sell the Policies, and any spouses of the above persons or any children of the above persons.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

-    change beneficiaries,
-    assign the Policy,
-    revoke an assignment,
-    pledge the Policy, or
-    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income.

The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?


The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not close Sub-Accounts or substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.


The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.


COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and Hawaii.


DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of First Allmerica .

SUB-ACCOUNT: a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): the investment portfolios of the AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), the Goldman Sachs Variable Insurance Trust (GSVIT") Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policy.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


VEL II ACCOUNT: a separate account of First Allmerica (for policies issued in New York and Hawaii).


WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.


- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.


VEL II Separate Account of First Allmerica Financial Life Insurance Company File No. 811-8130/33-71056

                                 VEL II ACCOUNT

                                       OF

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2006 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                                DATED MAY 1, 2006

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                   3

SERVICES                                                          4

         SERVICE PROVIDERS                                        4
         OTHER SERVICE ARRANGEMENTS                               4

UNDERWRITERS AND DISTRIBUTION                                     5

MORE INFORMATION ABOUT DEATH BENEFITS                             6

         GUIDELINE MINIMUM SUM INSURED                            6
         DEATH PROCEEDS                                           6
         EXAMPLES OF SUM INSURED OPTIONS                          7
         CHANGING BETWEEN SUM INSURED OPTIONS                     8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS               9

         WAIVER OR REDUCTION OF CHARGES                           9
         CALCULATION OF MAXIMUM SURRENDER CHARGES                 9

PERFORMANCE INFORMATION                                           13

         OTHER PERFORMANCE INFORMATION                            13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     16

FINANCIAL STATEMENTS                                              F-1

                         GENERAL INFORMATION AND HISTORY


First Allmerica Financial Life Insurance Company (the "Company") is among the five oldest life insurance companies in the United States. Originally organized as a mutual insurance company in 1844 under the laws of Massachusetts, the company was known as State Mutual Life Assurance Company of America ("State Mutual"). State Mutual converted to a stock life insurance company in 1995, changed its name to First Allmerica Financial Life Insurance Company ("First Allmerica"), and became a direct subsidiary of The Hanover Insurance Group ("THG," then known as Allmerica Financial Corporation or "AFC").

Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was the immediate parent of Allmerica Financial and a direct subsidiary of THG. Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of THG, while the Company became a wholly-owned subsidiary of Allmerica Financial (and thereby became an INDIRECT wholly-owned subsidiary of THG). On December 30, 2005, THG completed the closing of the sale Allmerica Financial to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004, and the Company again became a direct wholly-owned subsidiary of THG. The Company's principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2005, First Allmerica had over $3.4 billion in assets and over $4.9 billion of life insurance in force.


The VEL II Account of First Allmerica (the "Variable Account") is a separate investment account established on November 3, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of First Allmerica. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Several Sub-Accounts of the Variable Account are available under the VEL II contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:


GOLDMAN SACHS VARIABLE INSURANCE  TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund


AIM VARIABLE INSURANCE FUNDS  (SERIES I SHARES)


AIM V.I. Global Health Care Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND


Fidelity VIP Asset Manager(SM) Portfolio


Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the VEL Account II of Allmerica Financial, and First Allmerica serves as custodian of the assets of the VEL Account II of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. ("BFDS") with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company. At such time as the administrative services agreements with Security Benefit are in effect with respect to the Variable Account (currently anticipated to be on or about September 30, 2006), the agreement with BFDS will terminate. See ADMINISTRATIVE SERVICES, below.

ADMINISTRATIVE SERVICES. With respect to its variable product lines, the Company has entered into a modified coinsurance agreement ("Core Reinsurance Agreement") with Allmerica Financial, effective December 30, 2005. Goldman Sachs and Allmerica Financial have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide administrative, accounting, and other services with respect to the variable policies issued by Allmerica Financial and by the Company. In addition, the Company has entered into an administrative services agreement (the "Core Administrative Services Agreement") with Allmerica Financial, under which Allmerica Financial will be responsible for the provision of services with respect to the variable products issued by the Company, at such time as Allmerica Financial's administrative services agreements with Security Benefit go into effect. With respect to the variable life policies issued by the Variable Account, it is currently anticipated that the agreements with Security Benefit go into effect on or about September 30, 2006.


OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest," formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.


The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to VeraVest. for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the VEL II Account of First Allmerica for the years 2003, 2004 and 2005 were $384,478.71, $244,180.23, and $135,413.58. No commissions were retained by VeraVest for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years 2003, 2004 and 2005.

                      MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

      AGE OF INSURED            PERCENTAGE OF
      ON DATE OF DEATH           POLICY VALUE
      -----------------------   -------------
            40 and under             250%
            45                       215%
            50                       185%
            55                       150%
            60                       130%
            65                       120%
            70                       115%
            75                       105%
            80                       105%
            85                       105%
            90                       105%
            95 and above             100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1

Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

     -    the Face Amount plus Policy Value; or

     - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

     All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

    APPLICABLE AGE   MAXIMUM GAPs   APPLICABLE AGE   MAXIMUM GAPs
    --------------   ------------   --------------   ------------
         0-55          1.660714           68           1.290612
          56           1.632245           69           1.262143
          57           1.603776           70           1.233673
          58           1.575306           71           1.205204
          59           1.546837           72           1.176735
          60           1.518367           73           1.148265
          61           1.489898           74           1.119796
          62           1.461429           75           1.091327
          63           1.432959           76           1.062857
          64           1.404490           77           1.034388
          65           1.376020           78           1.005918
          66           1.347551           79           0.977449
          67           1.319082           80           0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES

0-50 The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and    The maximum surrender charge remains level for 40 Policy months and
above     decreases per month by above the percentages below:

          Age 51 -- 0.78% per month for 128 months
          Age 52 -- 0.86% per month for 116 months
          Age 53 -- 0.96% per month for 104 months
          Age 54 -- 1.09% per month for 92 months
          Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

                AGE AT
               ISSUE OR      MALE      MALE      FEMALE    FEMALE
               INCREASE   NONSMOKER   SMOKER   NONSMOKER   SMOKER
               --------   ---------   ------   ---------   ------
                   0                    8.63                 7.68
                   1                    8.63                 7.70
                   2                    8.78                 7.81
                   3                    8.94                 7.93
                   4                    9.10                 8.05
                   5                    9.27                 8.18
                   6                    9.46                 8.32
                   7                    9.65                 8.47
                   8                    9.86                 8.62
                   9                   10.08                 8.78
                  10                   10.31                 8.95
                  11                   10.55                 9.13
                  12                   10.81                 9.32
                  13                   11.07                 9.51
                  14                   11.34                 9.71
                  15                   11.62                 9.92
                  16                   11.89                10.14
                  17                   12.16                10.36
                  18          10.65    12.44        9.73    10.59
                  19          10.87    12.73        9.93    10.83
                  20          11.10    13.02       10.15    11.09
                  21          11.34    13.33       10.37    11.35
                  22          11.59    13.66       10.60    11.63
                  23          11.85    14.01       10.85    11.92
                  24          12.14    14.38       11.10    12.22
                  25          12.44    14.77       11.37    12.54
                  26          12.75    15.19       11.66    12.88
                  27          13.09    15.64       11.95    13.23
                  28          13.45    16.11       12.26    13.60
                  29          13.83    16.62       12.59    13.99
                  30          14.23    17.15       12.93    14.40
                  31          14.66    17.72       13.29    14.83
                  32          15.10    18.32       13.67    15.28
                  33          15.58    18.96       14.07    15.75
                  34          16.08    19.63       14.49    16.25
                  35          16.60    20.35       14.93    16.77
                  36          17.16    21.10       15.39    17.33
                  37          17.75    21.89       15.88    17.91
                  38          18.37    22.73       16.39    18.51
                  39          19.02    23.55       16.93    19.15
                  40          19.71    24.28       17.50    19.81
                  41          20.44    25.04       18.09    20.51

                AGE AT
               ISSUE OR      MALE      MALE      FEMALE    FEMALE
               INCREASE   NONSMOKER   SMOKER   NONSMOKER   SMOKER
               --------   ---------   ------   ---------   ------
                  42          21.20    25.85       18.71    21.23
                  43          22.02    26.71       19.36    21.98
                  44          22.87    27.61       20.04    22.77
                  45          23.61    28.56       20.76    23.56
                  46          24.36    29.57       21.52    24.23
                  47          25.15    30.63       22.33    24.94
                  48          26.00    31.16       23.14    24.69
                  49          26.90    32.95       23.83    26.47
                  50          27.85    34.21       24.57    27.31
                  51          28.87    35.56       25.35    28.18
                  52          29.96    36.99       26.17    29.11
                  53          31.12    38.25       27.05    30.09
                  54          32.56    38.25       27.95    31.12
                  55          33.67    38.25       28.97    32.21
                  56          34.62    38.25       29.65    32.94
                  57          35.61    38.25       30.36    33.70
                  58          36.65    38.25       31.11    34.49
                  59          37.73    38.25       32.74    36.23
                  60          38.25    38.25       32.74    36.23
                  61          38.25    38.25       33.63    37.18
                  62          38.25    38.25       34.57    38.18
                  63          38.25    38.25       35.56    38.25
                  64          38.25    38.25       36.60    38.25
                  65          38.25    38.25       37.68    38.25
                  66          38.25    38.25       38.25    38.25
                  67          38.25    38.25       38.25    38.25
                  68          38.25    38.25       38.25    38.25
                  69          38.25    38.25       38.25    38.25
                  70          38.25    38.25       38.25    38.25
                  71          38.25    38.25       38.25    38.25
                  72          38.25    38.25       38.25    38.25
                  73          38.25    38.25       38.25    38.25
                  74          38.25    38.25       38.25    38.25
                  75          38.25    38.25       38.25    38.25
                  76          38.25    38.25       38.25    38.25
                  77          38.25    38.25       38.25    38.25
                  78          38.25    38.25       38.25    38.25
                  79          38.25    38.25       38.25    38.25
                  80          38.25    38.25       38.25    38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

         (a)      Deferred administrative charge            $           850.00
                  ($8.50/$1,000 of Face Amount)

         (b)      Deferred sales charge                     $           909.95
                  (49% X 1.660714 GAPs)

                      TOTAL                                 $         1,759.95

         Maximum surrender charge per Table (16.60 X 100)   $         1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

         (a)      Deferred administrative charge            $           850.00
                  ($8.50/$1,000 of Face Amount)

         (b)      Deferred sales charge                                 Varies
                  (not to exceed 29% of Premiums received,
                  up to one GAP, plus 9% of premiums
                  received in excess of one GAP, but
                  less than the maximum number of GAPs
                  subject to the deferred sales charge)

                                                            Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                             PERFORMANCE INFORMATION


The Policy was first offered to the public in 1994 by the Company. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence.


The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.


In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2005. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     -    Dow Jones Industrial Average (DJIA)
     -    Shearson, Lehman Aggregate Bond Index
     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets
     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.
     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria
     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)
     - The advantages and disadvantages of investing in tax-deferred and taxable investments
     -    Customer profiles and hypothetical payment and investment scenarios
     -    Financial management and tax and retirement planning
     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:

          FUNDS OF ALLMERICA INVESTMENT TRUST          FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
          ----------------------------------------     -----------------------------------------------
          AIT Core Equity Fund                         Goldman Sachs CORE(SM) U.S. Equity Fund
          AIT Equity Index Fund                        Goldman Sachs Equity Index Fund
          AIT Government Bond Fund                     Goldman Sachs Government Income Fund
          AIT Money Market Fund                        Goldman Sachs Money Market Fund
          AIT Select Capital Appreciation Fund         Goldman Sachs Growth Opportunities Fund
          AIT Select Growth Fund                       Goldman Sachs Capital Growth Fund
          AIT Select International Equity Fund         Goldman Sachs International Equity Fund
          AIT Select Investment Grade Income Fund      Goldman Sachs Core Fixed Income Fund
          AIT Select Value Opportunity Fund            Goldman Sachs Mid Cap Value Fund

Since the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them..

                                     TABLE I
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS


                      FOR PERIODS ENDING DECEMBER 31, 2005


                       SINCE INCEPTION OF THE SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                             10 YEARS
                                                                 SUB-ACCOUNT      FOR YEAR                   OR SINCE
                                                                  INCEPTION        ENDED          5        INCEPTION OF
                                                                    DATE          12/31/05      YEARS      SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund                                      N/A            N/A         N/A            N/A
Goldman Sachs Core Fixed Income Fund                                   N/A            N/A         N/A            N/A
Goldman Sachs Equity Index Fund                                        N/A            N/A         N/A            N/A
Goldman Sachs Government Income Fund                                   N/A            N/A         N/A            N/A
Goldman Sachs Growth Opportunities Fund                                N/A            N/A         N/A            N/A
Goldman Sachs International Equity Fund                                N/A            N/A         N/A            N/A
Goldman Sachs Mid Cap Value Fund                                       N/A            N/A         N/A            N/A
Goldman Sachs Money Market Fund                                        N/A            N/A         N/A            N/A
Goldman Sachs Structured U.S. Equity Fund                              N/A            N/A         N/A            N/A
AIM V.I. Global Health Care Fund                                    5/1/01          7.28%         N/A          2.28%
AllianceBernstein Large Cap Growth Portfolio                        5/1/01         13.92%         N/A         -2.64%
Delaware VIP International Value Equity Series                      4/6/94         11.97%       8.15%          8.84%
Fidelity VIP Asset Manager Portfolio                               5/11/94          3.21%       1.71%          5.90%
Fidelity VIP Equity-Income Portfolio                                4/6/94          5.02%       3.13%          7.76%
Fidelity VIP Growth Portfolio                                       4/6/94          4.95%      -4.28%          6.43%
Fidelity VIP High Income Portfolio                                  4/6/94          1.88%       4.67%          2.64%
Fidelity VIP Overseas Portfolio                                     4/6/94         18.09%       3.21%          6.33%
FT VIP Franklin Large Cap Growth Securities Fund                    5/1/01          0.25%         N/A         -2.17%
FT VIP Franklin Small-Mid Cap Growth Securities Fund                5/1/01          3.95%         N/A          0.67%
Janus Aspen Large Cap Growth Portfolio                              5/1/01          3.18%         N/A         -4.72%
T. Rowe Price International Stock Portfolio                        6/26/95         15.11%       1.02%          4.23%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of the VEL II Account of the Company as of December 31, 2005 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 16, 2006

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

   Premiums                                                         $       36.9    $       39.4    $       41.7
   Universal life and investment product policy fees                        16.9            19.5            23.6
   Net investment income                                                   113.4           133.7           178.6
   Net realized investment gains (losses)                                   16.0            (4.2)            7.6
   Other income                                                              3.5             3.1            12.3
                                                                    ------------    ------------    ------------
     Total revenues                                                        186.7           191.5           263.8
                                                                    ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses            106.2            92.0           130.5
   Policy acquisition expenses                                               6.7             6.9            10.2
   Interest on trust instruments supported by funding obligations           19.6            51.8            53.4
   Loss (gain) from retirement of trust instruments supported by
     funding obligations                                                       -             0.2            (5.7)
   Restructuring costs                                                       2.0             5.3            29.0
   Losses on derivative instruments                                          2.3             0.6             1.9
   Other operating expenses                                                 29.5            18.2            34.5
                                                                    ------------    ------------    ------------
     Total benefits, losses and expenses                                   166.3           175.0           253.8
                                                                    ------------    ------------    ------------
   Income before federal income taxes                                       20.4            16.5            10.0
                                                                    ------------    ------------    ------------

FEDERAL INCOME TAX (BENEFIT) EXPENSE
   Current                                                                 (25.9)          (37.6)           21.4
   Deferred                                                                 14.0            13.4           (17.3)
                                                                    ------------    ------------    ------------
     Total federal income tax (benefit) expense                            (11.9)          (24.2)            4.1
                                                                    ------------    ------------    ------------

Income before cumulative effect of change in accounting principle           32.3            40.7             5.9
                                                                    ------------    ------------    ------------

Cumulative effect of change in accounting principle                            -            (1.3)              -
                                                                    ------------    ------------    ------------

Net income                                                          $       32.3    $       39.4    $        5.9
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31                                                                          2005            2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
     Fixed maturities at fair value (amortized cost of $1,789.8 and $2,466.5)    $    1,801.2    $    2,559.1
     Equity securities at fair value (cost of $1.7 and $1.7)                              2.7             2.5
     Mortgage loans                                                                      54.8            64.1
     Policy loans                                                                       139.9           148.3
     Other long-term investments                                                         42.3            54.0
                                                                                 ------------    ------------
       Total investments                                                              2,040.9         2,828.0
                                                                                 ------------    ------------
  Cash and cash equivalents                                                             101.9           165.0
  Accrued investment income                                                              27.6            44.8
  Premiums, accounts and notes receivable, net                                            4.0             4.2
  Reinsurance receivable on paid and unpaid losses, benefits and
     unearned premiums                                                                  391.0           237.7
  Deferred policy acquisition costs                                                       7.1            41.9
  Deferred federal income taxes                                                         204.6           213.1
  Other assets                                                                           91.2           157.9
  Separate account assets                                                               571.9           654.3
                                                                                 ------------    ------------
       Total assets                                                              $    3,440.2    $    4,346.9
                                                                                 ============    ============

LIABILITIES
  Policy liabilities and accruals:
     Future policy benefits                                                      $    1,336.1    $    1,367.4
     Outstanding claims and losses                                                       92.9            92.6
     Unearned premiums                                                                    1.6             1.9
     Contractholder deposit funds and other policy liabilities                          251.7           298.3
                                                                                 ------------    ------------
       Total policy liabilities and accruals                                          1,682.3         1,760.2
                                                                                 ------------    ------------
  Expenses and taxes payable                                                            518.2           467.6
  Reinsurance premiums payable                                                            6.5               -
  Trust instruments supported by funding obligations                                    294.3         1,126.0
  Separate account liabilities                                                          571.9           654.3
                                                                                 ------------    ------------
       Total liabilities                                                              3,073.2         4,008.1
                                                                                 ------------    ------------
  Commitments and contingencies (Notes 14 and 18)

SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized, 500,001
     shares issued and outstanding                                                        5.0             5.0
  Additional paid-in capital                                                            684.9           646.3
  Accumulated other comprehensive loss                                                  (26.3)          (32.2)
  Retained deficit                                                                     (296.6)         (280.3)
                                                                                 ------------    ------------
       Total shareholder's equity                                                       367.0           338.8
                                                                                 ------------    ------------
       Total liabilities and shareholder's equity                                $    3,440.2    $    4,346.9
                                                                                 ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
   Balance at beginning and end of year                             $        5.0    $        5.0    $        5.0
                                                                    ------------    ------------    ------------

ADDITIONAL PAID-IN CAPITAL
   Balance at beginning of year                                            646.3           646.3           646.3
   Capital contribution                                                     38.6               -               -
                                                                    ------------    ------------    ------------
   Balance at end of year                                                  684.9           646.3           646.3
                                                                    ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
   Net unrealized depreciation on investments and
     derivative instruments:
   Balance at beginning of year                                            (25.8)          (30.1)          (39.3)
   Appreciation during the period:
     Net appreciation on available-for-sale securities and
        derivative instruments                                              37.9             6.4            14.2
     Provision for deferred federal income taxes                           (13.5)           (2.1)           (5.0)
                                                                    ------------    ------------    ------------
                                                                            24.4             4.3             9.2
                                                                    ------------    ------------    ------------
   Balance at end of year                                                   (1.4)          (25.8)          (30.1)
                                                                    ------------    ------------    ------------

   Minimum pension liability:
   Balance at beginning of year                                             (6.4)           (4.2)           (6.8)
   (Increase) decrease during the period:
     (Increase) decrease in minimum pension liability                      (28.5)           (3.4)            4.0
     Benefit (provision) for deferred federal income taxes                  10.0             1.2            (1.4)
                                                                    ------------    ------------    ------------
                                                                           (18.5)           (2.2)            2.6
                                                                    ------------    ------------    ------------
   Balance at end of year                                                  (24.9)           (6.4)           (4.2)
                                                                    ------------    ------------    ------------
   Total accumulated other comprehensive loss                              (26.3)          (32.2)          (34.3)
                                                                    ------------    ------------    ------------

   Balance at beginning of year                                           (280.3)         (319.7)         (325.6)
   Dividend to shareholder                                                 (48.6)              -               -
   Net income                                                               32.3            39.4             5.9
                                                                    ------------    ------------    ------------
   Balance at end of year                                                 (296.6)         (280.3)         (319.7)
                                                                    ------------    ------------    ------------
     Total shareholder's equity                                     $      367.0    $      338.8    $      297.3
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net income                                                          $       32.3    $       39.4    $        5.9
                                                                    ------------    ------------    ------------
Other comprehensive income:
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                      (38.3)          (24.3)           21.4
    Benefit (provision) for deferred federal income taxes                   13.2             8.6            (7.5)
                                                                    ------------    ------------    ------------
  Total available-for-sales securities                                     (25.1)          (15.7)           13.9
                                                                    ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                       76.2            30.7            (7.2)
    (Provision) benefit for deferred federal income taxes                  (26.7)          (10.7)            2.5
                                                                    ------------    ------------    ------------
  Total derivative instruments                                              49.5            20.0            (4.7)
                                                                    ------------    ------------    ------------
                                                                            24.4             4.3             9.2
                                                                    ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                       (28.5)           (3.4)            4.0
    Benefit (provision) for deferred federal income taxes                   10.0             1.2            (1.4)
                                                                    ------------    ------------    ------------
                                                                           (18.5)           (2.2)            2.6
                                                                    ------------    ------------    ------------
Other comprehensive income                                                   5.9             2.1            11.8
                                                                    ------------    ------------    ------------
Comprehensive income                                                $       38.2    $       41.5    $       17.7
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $       32.3    $       39.4    $        5.9
  Adjustments to reconcile net income to net cash provided by operating activities:
    Net realized investment (gains) losses                                 (16.0)            4.2            (7.6)
    Gains on derivative instruments                                         (2.0)           (1.2)           (1.9)
    Losses on foreign currency futures contracts                               -               -            10.2
    Net amortization and depreciation                                       16.1            23.1            23.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                          21.1            46.1            57.4
    Losses (gains) from retirement of trust instruments
      supported by funding obligations                                         -             0.2            (5.7)
    Deferred federal income tax benefit (expense)                           14.8            13.4           (17.3)
    Change in deferred acquisition costs                                    15.5            15.9             9.5
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                       6.7            (0.4)            0.3
    Change in accrued investment income                                     17.2            10.2             0.4
    Change in policy liabilities and accruals, net                         (34.5)         (193.1)         (110.8)
    Change in reinsurance receivable                                      (153.4)            1.2            49.7
    Change in expenses and taxes payable                                    49.2           (80.7)          (72.7)
    Other, net                                                                 -             5.1            29.9
                                                                    ------------    ------------    ------------
      Net cash used in operating activities                                (33.0)         (116.6)          (29.7)
                                                                    ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities                                1,102.9           768.0           972.2
    Proceeds from disposals of equity securities                               -             4.2             0.7
    Proceeds from disposals of other investments                            25.6            42.9            53.7
    Proceeds from mortgages sold, matured or collected                       9.6            58.7            39.6
    Purchase of available-for-sale fixed maturities                       (426.9)         (519.1)         (905.5)
    Purchase of other investments                                           (5.6)           (5.4)          (22.5)
    Capital expenditures                                                    (7.8)           (5.8)           (5.0)
    Net (payments) receipts related to margin deposits on
      derivative instruments                                               (39.7)           12.9            82.5
    Proceeds from disposal of company owned life insurance                     -               -            64.9
    Other investing activities, net                                          0.4             0.3            10.7
                                                                    ------------    ------------    ------------
      Net cash provided by investing activities                            658.5           356.7           291.3
                                                                    ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Withdrawals from contractholder deposit funds                           (1.7)         (183.4)          (32.7)
    Withdrawals from trust instruments supported by funding
      obligations                                                         (651.5)         (182.7)         (156.9)
    Change in collateral related to securities lending program             (35.4)          (18.0)          112.8
                                                                    ------------    ------------    ------------
      Net cash used in financing activities                               (688.6)         (384.1)          (76.8)
                                                                    ------------    ------------    ------------
Net change in cash and cash equivalents                                    (63.1)         (144.0)          184.8
Cash and cash equivalents, beginning of period                             165.0           309.0           124.2
                                                                    ------------    ------------    ------------
Cash and cash equivalents, end of period                            $      101.9    $      165.0    $      309.0
                                                                    ============    ============    ============

SUPPLEMENTAL CASH FLOW INFORMATION
Income tax refunds (payments)                                       $        6.2    $        4.0    $      (40.9)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company and is a wholly-owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 30, 2005, the Company was a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), which was then a wholly owned insurance subsidiary of THG. (THG was formerly known as Allmerica Financial Corporation ("AFC")). On December 30, 2005, THG sold all of the outstanding shares of capital stock of AFLIAC to the Goldman Sachs Group, Inc. ("Goldman Sachs"), pursuant to a Stock Purchase Agreement ("the Agreement") entered into on August 22, 2005. The transaction also includes the reinsurance, to AFLIAC, of the variable life insurance and annuity business of the Company through two reinsurance agreements. First, the Company ceded 100% of its general account variable business, which had a reserve balance of $124.6 million at December 31, 2005, through a coinsurance arrangement. The Company also ceded its separate account variable business, which had a reserve balance of $465.7 million as of December 31, 2005, through a modified coinsurance arrangement. The Company received an $8.6 million ceding commission related to the reinsurance of this business on December 30, 2005. The consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries.

The Company manages run-off blocks of traditional life insurance products (primarily the Closed Block), group retirement products, a block of Guaranteed Investment Contracts ("GICs"), a discontinued life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services business), and certain non-insurance subsidiaries. The results of the FAFLIC variable business were included through the closing of the Agreement on December 30, 2005. During 2003, in addition to this existing life insurance business, THG also operated an independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In 2003, THG ceased retail sales through VeraVest (see Note 3 - Significant Transactions). The Company is no longer distributing products and now manages the existing portfolio of proprietary insurance product assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income currently recognized in the Company's results to the income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any period in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, and that meet the conditions for separate account reporting under Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-1 accrue to the contractholder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, were permanently impaired upon the reinsurance of the Company's variable life insurance and annuity business (see Note 3 - Significant Transactions). Prior to

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

the reinsurance of the variable life insurance and annuity business, deferred acquisition costs ("DAC") and sales inducements were amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization was reviewed periodically and adjusted retrospectively when the Company revised its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

DAC for each life product line of business is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC could be revised in the near term if any of the estimates discussed above are revised.

H. REINSURANCE RECOVERABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, an incurred but not reported claim or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For incurred but not reported claims and future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that to incurred but not reported claims and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholder's equity or net investment income. See Note 4 - Adoption of Statement of Position 03-

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

K. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims are estimates of payments to be made on health insurance contracts for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

L. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods were classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize DAC. These deferred policy charges were permanently impaired, (See Note 16 - Deferred Policy Acquisition Costs), upon the reinsurance of the Company's variable life insurance and annuity business, (See Note 3 - Significant Transactions), and are reflected in the Consolidated Statement of Income for the year ended December 31, 2005 as a component of policy benefits.

M. FEDERAL INCOME TAXES
THG and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The THG Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from employee benefit plans, tax credit carryforwards, insurance reserves, and discontinued operations. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized.

N. NEW ACCOUNTING PRONOUNCEMENTS
In February 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS--AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140 ("Statement No. 155"). This Statement amends Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), and Statement of Financial Accounting Standards No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. Statement No. 155, among other things, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, adds clarity regarding interest-only strips and principal-only strips that are not subject to the requirements of Statement No. 133, and requires companies to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments containing an embedded derivative that requires bifurcation. Statement No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. This statement is not expected to have a material effect on the Company's financial position or results of operations.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in Statement of Financial Accounting Standards No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. SOP 05-1 is not expected to have a material effect on the Company's results of operations or financial position as the Company is no longer selling any insurance products.

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("Statement No. 154"). Statement No. 154 replaces Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), and Statement of Financial Accounting Standards No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS. This statement establishes, unless impracticable, retrospective application as the required method for all voluntary changes in accounting principle in the absence of specific transition provisions for the newly adopted accounting principle. Statement No. 154 requires companies to retrospectively apply the effect of the change to all prior periods practicable, and the financial statements for all periods presented shall be adjusted to reflect the change. Similarly, an error in the financial statements of a prior period that is discovered subsequent to their issuance shall be reported as a prior-period adjustment, and the financial statements for each period presented shall be adjusted to reflect the correction. This statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and the necessary disclosures once that determination has been made. Additionally, changes in methods of depreciation, amortization or depletion of long-lived, non-financial assets must be accounted for as a change in accounting estimate. The statement also requires certain disclosures in the period in which a change in accounting principle or correction of an error is made. Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement were originally effective for interim and annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a rule amending the compliance dates of Statement No. 123(R). The rule allows companies to implement the standard at the beginning of their next fiscal year, rather than their next reporting period, that begins after June 15, 2005. Accordingly, the Company has adopted Statement No. 123(R) effective January 1, 2006. In accordance with APB Opinion No. 25, the Company has not previously recognized compensation expense for employee stock options in net income because the exercise price equaled the market value of the underlying common stock on the grant date. Upon adoption of Statement No. 123(R), the Company was required to expense employee stock options. The Company adopted Statement No. 123(R) using the modified prospective transition method. Under this method, the Company will recognize compensation costs for all share-based awards granted, modified or settled after January 1, 2006, as well as any awards that were granted prior to January 1, 2006 for which the requisite service period had not been provided as of the implementation date, i.e., unvested awards. Unvested awards are to be expensed consistent with the valuation used in previous disclosures of the pro-forma effect of Statement No. 123. In addition to stock options, the Company's share-based compensation plans also include time-based restricted shares and performance based restricted share units, for which compensation cost has been recorded over the requisite service period. Therefore, upon adoption of Statement No. 123(R), the Company will experience an increase in expense related to stock options, however, the cumulative change in accounting principle adjustment is not expected to be material. Assuming the actual number of stock compensation awards granted in 2006 is consistent with the Company's expectations, the estimated increase in pre-tax stock compensation expense related to the adoption of Statement No. 123(R) will range from $11 million to $14 million for THG for the year ended December 31, 2006, the majority of which will be allocated to affiliated companies.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). On September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The Company implemented the disclosure requirements of this EITF for the year ended December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market return and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $1.3 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

O. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company exited its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters business and its accident and health assumed reinsurance pool business, consisting of approximately 40 assumed accident and health reinsurance pools arrangements. During 1998, we ceased writing new premiums in this business, subject to certain contractual obligations. The reinsurance pool business consisted primarily of direct and assumed medical stop loss, the medical and disability portions of workers' compensation risks, small group managed care, long-term disability and long-term care pools and student accident and special risk business. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $20.8 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business and net proceeds of $12.5 million were received from the sale of the EBS business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2005 and 2004, the discontinued segment had assets of approximately $369.9 million and $365.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $441.9 million and $435.8 million, respectively, consisting primarily of policy liabilities.

3. SIGNIFICANT TRANSACTIONS

On December 30, 2005, THG sold all of the outstanding shares of capital stock of AFLIAC to Goldman Sachs. The transaction also includes the reinsurance, to AFLIAC, of the variable life insurance and annuity business of the Company through two reinsurance agreements. First, the Company ceded 100% of its general account variable business, which had a reserve balance of $126.4 million at December 31, 2005, through a coinsurance arrangement. The Company also ceded its separate account variable business, which had a reserve balance of $465.7 million as of December 31, 2005, through a modified coinsurance arrangement. The Company received an $8.6 million ceding commission related to the reinsurance of this business on December 30, 2005. (See also Note 15 - Reinsurance).

In connection with the sale, the Massachusetts Division of Insurance approved a cash dividend of $48.6 million from FAFLIC to THG, including the $8.6 million ceding commission received related to the reinsurance of 100% of the variable business of FAFLIC. The $8.6 million ceding commission has been deferred and is being recognized over the life of the underlying policies.

In connection with these agreements, the Company will provide transition services until the earlier of eighteen months from the December 30, 2005 closing or when the operations of AFLIAC, and the FAFLIC business to be reinsured, can be transferred to Goldman Sachs. These services include policy and claims processing, accounting and reporting, and other administrative services. This transition period is currently expected to extend into the fourth quarter of 2006.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

In the fourth quarter of 2003, the Company ceased operations of the retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $3.3 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $2.0 million, $3.6 million and $21.9 million in 2005, 2004 and 2003, respectively, in accordance with Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES. These charges included $14.9 million related to one-time termination benefits associated with the termination of 552 employees, and $12.6 million related to contract termination fees and other costs. As of December 31, 2005, the Company had made payments of approximately $25.7 million related to this restructuring plan, of which $14.5 million related to one-time termination benefits and $11.2 million related to contract termination fees and other costs. The liability balance at December 31, 2005 was $1.8 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2006 related to this restructuring. The plan is substantially complete.

The Company retired $185.2 million and $78.8 million of long-term funding agreement obligations at discounts in 2004 and 2003, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million in 2003 which are reported as other operating expenses in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million and $6.4 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004 and 2003, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2005 and 2004. In 2003, net foreign currency transaction gains related to the retired foreign-denominated funding agreements of $3.6 million were recorded as other income in the Consolidated Statements of Income.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1N - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $1.3 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability       $   2.0
     Provision for federal income taxes                              (0.7)
                                                                  -------
       Cumulative effect of change in accounting principle        $   1.3
                                                                  =======

Guaranteed Minimum Death Benefits

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The following summarizes the liability for GMDB contracts reflected in the general account:

FOR THE YEARS ENDED DECEMBER 31      2005       2004
------------------------------------------------------
(IN MILLIONS)
Beginning balance (1)              $    3.0   $    6.5
Provision for GMDB:
      GMDB expense incurred             1.6        2.1
      Volatility (2)                   (1.1)      (4.4)
                                   -------------------
                                       (0.5)      (2.3)
Claims, net of reinsurance:
      Claims from policyholders        (0.5)      (1.2)
      Claims ceded to reinsurers        0.4        1.1
                                   -------------------
                                       (0.1)      (0.1)

GMDB reinsurance premium               (0.8)      (1.1)
GMDB Reserve Adjustment (3)            (2.6)         -
                                   -------------------
Ending balance                     $      -   $    3.0
                                   ===================

(1) Beginning balance at January 1, 2004 includes $2.0 million associated with the adoption of SOP 03-1.
(2) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.
(3) GMDB reserves were adjusted by $2.6 million in 2005 as a result of the elimination of future GMDB claims due to the reinsurance of the Company's variable life insurance and annuity business.

SALES INDUCEMENTS
The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

There were no deferred sales inducements as of December 31, 2005 and the balance at December 31, 2004 was $2.9 million. Amortization of deferred sales inducements subsequent to the adoption of SOP 03-1 was $0.5 million and $0.6 million in 2005 and 2004, respectively. In connection with the aforementioned reinsurance of the Company's variable life insurance and annuity business, the $2.4 million balance of the deferred sales inducements was also expensed in 2005.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES
The Company issued variable life insurance and annuity contracts through its separate accounts for which net investment income, investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable life insurance and annuity contracts through separate accounts whereby the Company contractually guaranteed to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjustments ("MVA") to the fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services have continued to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees have continued to be included in policy benefits and claims in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits and claims in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

The Company had the following variable annuities with guaranteed minimum returns:

       DECEMBER 31                                  2005           2004
       -------------------------------------------------------------------
       Account value (in millions)                  $ 5.3          $ 6.7
       Range of guaranteed minimum return rates   3.0 - 6.5%     3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       DECEMBER 31                               2005        2004
       --------------------------------------------------------------
       (IN MILLIONS)
       Asset Type
          Fixed maturities                     $     5.6    $     7.5
          Cash and cash equivalents                  0.8          0.5
                                               ----------------------
       Total                                   $     6.4    $     8.0
                                               ======================

FAFLIC's variable life insurance and annuity business was 100% reinsured by AFLIAC on December 30, 2005, in conjunction with the sale of AFLIAC to Goldman Sachs.

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

DECEMBER 31                                                       2005
--------------------------------------------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
(IN MILLIONS)                                    COST (1)         GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------
U.S. Treasury securities and U.S. government
   and agency securities                       $      154.5   $        0.9   $        2.9   $      152.5
States and political subdivisions                       3.5              -              -            3.5
Foreign governments                                     1.7              -              -            1.7
Corporate fixed maturities                          1,212.5           31.8           16.2        1,228.1
Mortgage-backed securities                            417.6            4.3            6.5          415.4
                                               ---------------------------------------------------------
Total fixed maturities                         $    1,789.8   $       37.0   $       25.6   $    1,801.2
                                               =========================================================
Equity securities                              $        1.7   $        1.1   $        0.1   $        2.7
                                               =========================================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

DECEMBER 31                                                       2004
--------------------------------------------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
(IN MILLIONS)                                    COST (1)         GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------
U.S. Treasury securities and U.S. government
   and agency securities                       $      165.7   $        1.5   $        0.5   $      166.7
States and political subdivisions                       3.9            0.1              -            4.0
Foreign governments                                     6.8              -              -            6.8
Corporate fixed maturities                          1,806.2           87.0            6.6        1,886.6
Mortgage-backed securities                            483.9           12.7            1.6          495.0
                                               ---------------------------------------------------------
Total fixed maturities                         $    2,466.5   $      101.3   $        8.7   $    2,559.1
                                               =========================================================
Equity securities                              $        1.7   $        0.8   $          -   $        2.5
                                               =========================================================

     (1) Amortized cost for fixed maturities and cost for equity securities.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $61.1 million and $95.6 million, at December 31, 2005 and 2004, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

The Company had fixed maturities with an amortized cost of $32.3 million and $32.0 million on deposit with various state and governmental authorities at December 31, 2005 and 2004, respectively. Fair values related to these securities were $32.5 million and $33.4 million at December 31, 2005 and 2004, respectively.

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2005 and 2004, fixed maturities held as collateral had a fair value of $109.2 million and $122.8 million, respectively. Corresponding liabilities for these items have also been recorded by the Company.

There were no contractual investment commitments at December 31, 2005.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their stated maturity.

DECEMBER 31                                           2005
----------------------------------------------------------------------
                                            AMORTIZED         FAIR
(IN MILLIONS)                                 COST            VALUE
----------------------------------------------------------------------
Due in one year or less                   $      244.3    $      248.3
Due after one year through five years            324.8           326.8
Due after five years through ten years           684.6           682.9
Due after ten years                              536.1           543.2
                                          ----------------------------
Total                                     $    1,789.8    $    1,801.2
                                          ============================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2005 and 2004. The carrying values of mortgage loans, net of applicable reserves, were $54.8 million and $64.1 million at December 31, 2005 and 2004, respectively. Mortgage loans investment valuation allowances of $0.5 million and $0.8 million at December 31, 2005 and 2004, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

At December 31, 2005 and 2004, respectively, no real estate was held in the Company's investment portfolio.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2005.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31                               2005            2004
------------------------------------------------------------------
(IN MILLIONS)
Property type:
    Office building                   $       25.4    $       26.7
    Retail                                    14.4            17.0
    Industrial/Warehouse                       9.3            14.8
    Residential                                6.2             6.4
    Valuation Allowances                      (0.5)           (0.8)
                                      ----------------------------
Total                                 $       54.8    $       64.1
                                      ============================
Geographic region:
    East North Central                $       18.4    $       19.5
    Pacific                                   13.3            19.0
    South Atlantic                            10.2            12.0
    New England                                8.0             8.2
    West North Central                         3.7             4.0
    Middle Atlantic                            0.8             0.9
    West South Central                         0.7             0.9
    Other                                      0.2             0.4
    Valuation Allowances                      (0.5)           (0.8)
                                      ----------------------------
                                      $       54.8    $       64.1
                                      ============================

At December 31, 2005, scheduled mortgage loan maturities were as follows: 2006 $10.1 million; 2007 $0.2 million; 2008 $0.2 million; 2009 $5.3 million; 2010
$26.1 million and $12.9 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2005, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

There were no impaired loans or related reserves as of December 31, 2005 and 2004. There was no interest income received in 2005 and 2004 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability.

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in approximately 8 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio segment consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $85.3 million and $94.8 million at December 31, 2005 and 2004, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. FAIR VALUE HEDGES
In 2005, the Company entered into exchange traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains (losses) in the Consolidated Statements of Income. These derivative instruments were determined to be effective hedges in accordance with Statement No. 133. The Company recognized no gains or losses in 2004 related to fair value hedges. However, the Company recognized net losses of $0.2 million for the year ended December 31, 2003, reported in losses on derivative instruments in the Consolidated Statements of Income. These losses represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

The Company recognized no gains or losses in 2005 and 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2005, $0.9 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

F. TRADING ACTIVITIES
In 2003, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices.

During 2005, the Company recognized a net loss of $21.9 million on all trading derivatives. During 2004 and 2003, the Company recognized a net gain of $6.8 million and $12.3 million, respectively on all trading derivatives. The net loss recognized in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Additionally, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Additionally, the 2004 net gain also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in (gains) losses on derivative instruments in the Consolidated Statements of Income.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

G. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                       EQUITY
                                                                        FIXED      SECURITIES AND
FOR THE YEARS ENDED DECEMBER 31                                      MATURITIES    OTHER (1), (2)      TOTAL
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2005
Net depreciation, beginning of year                                 $      (23.4)   $       (2.4)   $      (25.8)
                                                                    --------------------------------------------
   Net (depreciation) appreciation on available-for-sale
      securities and derivative instruments
                                                                            (5.7)            2.6            (3.1)
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                    41.0               -            41.0
   Provision for deferred federal income taxes                             (12.6)           (0.9)          (13.5)
                                                                    --------------------------------------------
                                                                            22.7             1.7            24.4
                                                                    --------------------------------------------
Net depreciation, end of year                                       $       (0.7)   $       (0.7)   $       (1.4)
                                                                    ============================================

2004
Net depreciation, beginning of year                                 $      (28.6)   $       (1.5)   $      (30.1)
                                                                    --------------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                                 11.3            (1.4)            9.9
   Net depreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                    (3.5)              -            (3.5)
   (Provision) benefit for deferred federal income taxes                    (2.6)            0.5            (2.1)
                                                                    --------------------------------------------
                                                                             5.2            (0.9)            4.3
                                                                    --------------------------------------------
Net depreciation, end of year                                       $      (23.4)   $       (2.4)   $      (25.8)
                                                                    ============================================

2003
Net depreciation, beginning of year                                 $      (38.3)   $       (1.0)   $      (39.3)
                                                                    --------------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                                 14.6            (0.7)           13.9
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                     0.3               -             0.3
   (Provision) benefit for deferred federal income tax                      (5.2)            0.2            (5.0)
                                                                    --------------------------------------------
                                                                             9.7            (0.5)            9.2
                                                                    --------------------------------------------
Net depreciation, end of year                                       $      (28.6)   $       (1.5)   $      (30.1)
                                                                    ============================================

(1) Fixed maturities include after-tax net appreciation (depreciation) on derivative instruments of $49.6 million, $20.0 million and $(4.7) million in 2005, 2004 and 2003, respectively. Balances at December 31, 2005, 2004 and 2003 include after-tax net depreciation from derivative instruments of $0.9 million, $50.5 million and $70.5 million, respectively.

(2) Equity securities and other at December 31, 2005, 2004 and 2003 include after-tax net appreciation (depreciation) on other assets of $0.6 million, $0.1 million, and $(1.1) million, respectively.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

H. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position:

FOR THE YEARS ENDED DECEMBER 31                              2005                          2004
-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                        GROSS                         GROSS
                                                   UNREALIZED        FAIR        UNREALIZED        FAIR
                                                     LOSSES          VALUE         LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------
Investment grade fixed maturities (1):
0-6 months                                        $       11.9   $      688.5   $        1.6   $      282.8
7-12 months                                                2.4           79.3            2.7          139.0
Greater than 12 months                                     8.6          187.9            4.1          120.4
                                                  ---------------------------------------------------------
Total investment grade fixed maturities                   22.9          955.7            8.4          542.2

Below investment grade fixed maturities (2):
0-6 months                                                 1.8           27.2            0.1            5.3
7-12 months                                                0.9            9.7            0.2            2.9
Greater than 12 months                                       -              -              -              -
                                                  ---------------------------------------------------------
Total below investment grade fixed maturities              2.7           36.9            0.3            8.2

Equity securities                                          0.1            1.3              -              -
                                                  ---------------------------------------------------------
Total fixed maturities and equity securities      $       25.7   $      993.9   $        8.7   $      550.4
                                                  =========================================================

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.9 million and $0.6 million at December 31, 2005 and 2004, respectively.

(2) At December 31, 2005 and 2004, substantially all below investment grade securities with an unrealized loss had been rated by the NAIC, Standard & Poor's, or Moody's.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities at December 31, 2005 are temporary.

I. VARIABLE INTEREST ENTITY
The Company holds a significant interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss in this investment is limited to its carrying value, which was $6.6 million at December 31, 2005.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

J. OTHER
The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

          DECEMBER 31                                            2005           2004
       ---------------------------------------------------------------------------------
          (IN MILLIONS)
          ISSUER NAME
       ---------------------------------------------------------------------------------
          Federal Home Loan Mortgage Corporation              $   169.7       $  200.3
          Morgan Stanley Dean Witter Capital I                     94.9          118.5
          Federal National Mortgage Association                    85.7           89.0
          U.S. Treasury                                            39.7           44.8
          Federal Home Loan Bank                                      -           50.6
          Bank One Corp                                               -           49.0
          Bear Stearns Commercial Mortgage Securities                 -           44.8

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31            2005            2004            2003
-----------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                       $      107.4    $      139.3    $      159.6
Equity securities                               0.1             0.1             0.1
Mortgage loans                                  5.5             8.0            12.4
Policy loans                                    8.6             9.2            10.1
Derivatives                                   (10.8)          (21.3)           (5.9)
Other long-term investments                     3.6             2.3             5.0
Short-term investments                          2.4             0.8             0.9
                                       --------------------------------------------
   Gross investment income                    116.8           138.4           182.2
Less investment expenses                       (3.4)           (4.7)           (3.6)
                                       --------------------------------------------
Net investment income                  $      113.4    $      133.7    $      178.6
                                       ============================================

The Company had fixed maturities with a carrying value of $0.6 million and $12.4 million on non-accrual status at December 31, 2005 and 2004, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2005 or 2004. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.6 million, $2.3 million and $2.3 million in 2005, 2004 and 2003, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005 and 2004.

There were no mortgage loans which were non-income producing at December 31, 2005 and 2004. However, the Company had non-income producing fixed maturities with a carrying value of $0.1 million and $9.7 million at December 31, 2005 and 2004, respectively.

Included in other long-term investments are income from limited partnerships of $1.5 million in 2005, losses of $0.3 million in 2004 and income of $3.2 million in 2003.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                    $       13.9    $        3.4    $       13.3
Equity securities                                                              -             1.6             0.5
Mortgage loans                                                               0.3             0.4             0.8
Derivatives                                                                  2.1            (9.0)           (4.4)
Other long-term investments                                                 (0.3)           (0.6)           (2.6)
                                                                    --------------------------------------------
Net realized investment gains (losses)                              $       16.0    $       (4.2)   $        7.6
                                                                    ============================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

For the Years Ended December 31

                                                                    PROCEEDS FROM       GROSS          GROSS
                                                                   VOLUNTARY SALES      GAINS          LOSSES
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2005
Fixed maturities                                                    $      691.1    $       17.4    $        5.8
Equity securities                                                              -               -               -

2004
Fixed maturities                                                    $      382.7    $        6.3    $        3.0
Equity securities                                                            3.2             1.8             0.1

2003
Fixed maturities                                                    $      583.8    $       39.9    $        5.6
Equity securities                                                            0.7             0.6               -

The Company recognized losses of $1.6 million, $4.4 million, and $22.5 million in 2005, 2004, and 2003, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31                                                           2005            2004            2003
-----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized (depreciation) appreciation on available-for-sale securities:

Unrealized holding (losses) gains arising during period, (net of income tax
   (benefit) expense of $(8.7), $(7.1) and $11.4 in 2005, 2004 and 2003)              $      (16.5)   $      (12.8)   $       21.2

Less: reclassification adjustment for (losses) gains included in net income (net of
   income tax expense of $4.5, $1.5 and $3.9 million in 2005, 2004 and 2003)                   8.5             2.9             7.3
                                                                                      --------------------------------------------
Total available-for-sale securities                                                          (25.0)          (15.7)           13.9
                                                                                      --------------------------------------------

Unrealized appreciation (depreciation) on derivative instruments:

Unrealized holding (losses) gains arising during period, (net of income tax (benefit)
   expense of $(21.4), $11.7 and $10.7 million in 2005, 2004 and 2003)                       (39.8)           21.9            19.9

Less: reclassification adjustment for (losses) gain included in net income (net of income tax (benefit) expense of $(48.1), $1.0 and $13.2 million in 2005, 2004 and
   2003)                                                                                     (89.4)            1.9            24.6
                                                                                      --------------------------------------------
Total derivative instruments                                                                  49.6            20.0            (4.7)
                                                                                      --------------------------------------------
Net unrealized appreciation on available-for-sale securities                          $       24.4    $        4.3    $        9.2
                                                                                      ============================================

7. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS
For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

EQUITY SECURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

DERIVATIVE INSTRUMENTS
Fair values are estimated using independent pricing sources.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                     2005                      2004
-------------------------------------------------------------------------------------------------------------
                                                             CARRYING       FAIR       CARRYING      FAIR
DECEMBER 31,                                                  VALUE         VALUE        VALUE       VALUE
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                $    101.9   $    101.9   $    165.0   $    165.0
   Fixed maturities                                            1,801.2      1,801.2      2,559.1      2,559.1
   Equity securities                                               2.7          2.7          2.5          2.5
   Mortgage loans                                                 54.8         60.9         64.1         77.0
   Policy loans                                                  139.9        139.9        148.3        148.3
   Derivative instruments                                          3.5          3.5         72.9         72.9
                                                            -------------------------------------------------
                                                            $  2,104.0   $  2,110.1   $  3,011.9   $  3,024.8
                                                            =================================================
Financial Liabilities
   Guaranteed investment contracts                          $     30.3   $     30.5   $     30.0   $     31.2
   Derivative instruments                                         24.0         24.0          8.5          8.5
   Supplemental contracts without life contingencies              20.6         20.6         21.2         21.2
   Dividend accumulations                                         85.1         85.1         86.1         86.1
   Other individual contract deposit funds                        11.8         11.8         13.0         13.0
   Other group contract deposit funds                             35.6         35.1         38.6         38.3
   Individual annuity contracts - general account                 96.9         93.7        110.2        106.2
   Trust instruments supported by funding obligations (1)        294.3        297.3      1,126.0      1,128.2
                                                            -------------------------------------------------
                                                            $    598.6   $    598.1   $  1,433.6   $  1,432.7
                                                            =================================================

(1) Balances in 2005 decreased primarily due to scheduled maturities.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2005 and 2004 and for the periods ended December 31, 2005, 2004 and 2003 is as follows:

   DECEMBER 31                                                              2005         2004
   ---------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Assets
       Fixed maturities, at fair value (amortized cost of $514.5 and
         $505.3)                                                         $    520.7   $    535.1
       Mortgage loans                                                          25.2         31.4
       Policy loans                                                           135.8        144.4
       Cash and cash equivalents                                                4.4         20.1
       Accrued investment income                                               11.5         11.4
       Deferred policy acquisition costs                                        3.4          4.4
       Deferred federal income taxes                                            3.9          8.0
       Other assets                                                             2.2          2.6
                                                                         -----------------------
   Total assets                                                          $    707.1   $    757.4
                                                                         -----------------------
   Liabilities
       Policy liabilities and accruals                                   $    707.1   $    726.1
       Policyholder dividends                                                  34.4         64.9
       Other liabilities                                                        2.2         10.6
                                                                         -----------------------
   Total liabilities                                                     $    743.7   $    801.6
                                                                         -----------------------

   Excess of Closed Block liabilities over assets designated to the
       Closed Block                                                      $     36.6   $     44.2
   Amounts included in accumulated other comprehensive income:
   Net unrealized investment losses (net of deferred federal income tax
       benefits of $1.8 and $5.9 million)                                      (3.4)       (11.0)
                                                                         -----------------------
   Maximum future earnings to be recognized from Closed Block assets
       and liabilities                                                   $     33.2   $     33.2
                                                                         =======================

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
     Premiums and other income                                      $       36.4    $       38.7    $       40.8
     Net investment income                                                  41.5            43.0            46.4
     Net realized investment gains                                           5.2               -             2.3
                                                                    --------------------------------------------
Total revenues                                                              83.1            81.7            89.5
                                                                    --------------------------------------------
Benefits and expenses
     Policy benefits                                                        73.1            68.8            80.7
     Policy acquisition expenses                                             1.1             1.7             2.2
     Other operating expenses                                                0.4             0.1             0.2
                                                                    --------------------------------------------
Total benefits and expenses                                                 74.6            70.6            83.1
                                                                    --------------------------------------------
Contribution from the Closed Block                                  $        8.5    $       11.1    $        6.4
                                                                    ============================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
     Cash flows from operating activities:
     Contribution from the Closed Block                             $        8.5    $       11.1    $        6.4
     Adjustment for net realized investment gains                           (5.2)              -            (2.3)
     Change in:
            Deferred policy acquisition costs                                1.0             1.7             2.1
            Policy liabilities and accruals                                (14.5)          (25.6)          (15.0)
            Expenses and taxes payable                                      (8.3)           (0.3)          (21.2)
            Other, net                                                       0.9             4.3            (0.8)
                                                                    --------------------------------------------
     Net cash used in operating activities                                 (17.6)           (8.8)          (30.8)
                                                                    --------------------------------------------
     Cash flows from investing activities:
         Sales, maturities and repayments of investments                    65.8            67.9           136.2
         Purchases of investments                                          (72.5)          (60.1)         (107.6)
         Policy loans                                                        8.6            11.7            11.3
                                                                    --------------------------------------------
     Net cash provided by investing activities                               1.9            19.5            39.9
                                                                    --------------------------------------------
Net (decrease) increase in cash and cash equivalents                       (15.7)           10.7             9.1
Cash and cash equivalents, beginning of year                                20.1             9.4             0.3
                                                                    --------------------------------------------
Cash and cash equivalents, end of year                              $        4.4    $       20.1    $        9.4
                                                                    ============================================

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

For the years ended December 31, 2005, 2004 and 2003, premiums related to participating individual and group life policies and participating individual and group accident and health policies were $36.4 million, $38.7 million and $40.8 million, respectively. This represents 98.6%, 98.2% and 97.8%, respectively, of total premiums and deposits. For the years ended December 31, 2005 and 2004, participating insurance in force was $1,466.5 million and $1,548.4 million, respectively. This represents 84.9% and 59.4%, respectively, of total insurance in force. The Company held dividends, in the amounts of $34.4 million and $64.9 million, payable to policyholders in 2005 and 2004, respectively, and did not allocate any additional income to such policyholders.

9. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax (benefit) expenses in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax (benefit) expense
       Current                                                      $      (25.9)   $      (37.6)   $       21.4
       Deferred                                                             14.0            13.4           (17.3)
                                                                    --------------------------------------------
Total                                                               $      (11.9)   $      (24.2)   $        4.1
                                                                    ============================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax expense                                 $        7.1    $        5.8    $        3.5
  Prior years' federal income tax settlement                                (9.5)          (30.4)              -
  Deferred tax adjustment                                                   (4.7)            4.9               -
  Tax credits                                                               (4.1)           (4.3)           (4.5)
  Change in estimates for prior years dividend received
       deduction                                                            (2.3)              -               -
  Changes in other tax estimates                                             1.6             0.1             1.1
  Dividend received deduction                                               (0.7)           (0.7)           (1.0)
  Restricted stock                                                             -               -             2.1
  Sale of subsidiary                                                           -               -             1.5
  Other, net                                                                 0.8             0.4             1.4
                                                                    --------------------------------------------
Federal income tax (benefit) expense                                $      (11.9)   $      (24.2)   $        4.1
                                                                    ============================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31                                                                          2005            2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
    Employee benefit plans                                                       $      (70.5)   $      (45.5)
    Tax credit carryforwards                                                            (63.7)          (60.4)
    Insurance reserves                                                                  (16.7)          (45.1)
    Discontinued accident and health business                                           (15.8)          (16.6)
    Loss carryforwards                                                                  (14.1)              -
    Investments, net                                                                    (13.5)          (46.7)
    FAFLIC coinsurance agreement related to variable life insurance and
      annuity business                                                                   (9.6)              -
    Deferred acquisition costs                                                           (5.1)            4.5
    Restructuring reserve                                                                (0.6)           (1.6)
    Deferred sales inducement                                                               -             1.0
    Software capitalization                                                               1.9             0.8
    Other, net                                                                            3.1            (3.5)
                                                                                 ----------------------------
Deferred tax asset, net                                                          $     (204.6)   $     (213.1)
                                                                                 ============================

Gross deferred income tax assets totaled approximately $347 million and $342 million at December 31, 2005 and 2004, respectively. Gross deferred income tax liabilities totaled approximately $142 million and $129 million at December 31, 2005 and 2004, respectively.

The Company believes, based on objective evidence, the deferred tax assets will be realized. At December 31, 2005, the Company had available low-income housing credit carryforwards and foreign tax credit carryforwards of $60.2 million and $0.7 million, respectively. An additional $2.8 million of foreign tax credit carryforwards available to the Company are subject to an intercompany tax allocation agreement, which requires the Company to utilize such credits on a separate tax return basis. The low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013.

In the fourth quarter of 2005, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1992 to 1994 that resulted in a tax benefit of approximately $10 million. The 2005 provision also reflects a $2.3 million benefit resulting from a reduction in federal income tax reserves for prior years from ongoing Internal Revenue

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

Service ("IRS") audits. In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 2001. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10. PENSION PLANS

DEFINED BENEFIT PLANS
Prior to 2005, FAFLIC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations have been credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits were frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS
In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                  2005            2004            2003
---------------------------------------------------------------------------------
Discount rate                                5.50%           5.63%          5.875%%
Rate of compensation increase (1)              NA              NA            4.00%
Cash balance allocation (1)                    NA              NA            5.00%
Cash balance interest crediting rate         5.00%           5.00%           5.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

DECEMBER 31                                  2005            2004            2003
---------------------------------------------------------------------------------
Discount rate                                5.63%          5.875%           6.25%
Expected return on plan assets               8.25%           8.50%           8.50%
Rate of compensation increase (1)              NA            4.00%           4.00%
Cash balance allocation (1)                    NA            5.50%           5.00%
Cash balance interest crediting rate         5.00%           5.00%           6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean return for actively managed stocks downward to reflect this expectation. Also, the Company decreased its fixed income mean return based on its expectation of modest increases in interest rates slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2004, resulting in an expected rate of return on plan assets for 2005 of 8.25%.

PLAN ASSETS
The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2005 and 2004 for the Company's plan assets are as follows:

                                                                       TARGET
DECEMBER 31                                                            LEVELS           2005            2004
----------------------------------------------------------------------------------------------------------------
Equity securities:
   Domestic                                                                   47%          39.83%          41.91%
   International                                                              20%          20.47%          20.42%
   THG Common Stock                                                            5%          10.17%           7.88%
                                                                    ------------    ------------    ------------
Total equity securities                                                       72%          70.47%          70.21%
                                                                    ------------    ------------    ------------
   Fixed maturities                                                           26%          28.61%          29.38%
   Money market funds                                                          2%           0.92%           0.41%
                                                                    ------------    ------------    ------------
Total fixed maturities and money market funds                                 28%          29.53%          29.79%
                                                                    ------------    ------------    ------------
Total assets                                                                 100%         100.00%         100.00%
                                                                    ============    ============    ============

At December 31, 2005 and 2004, approximately 87% and 67% respectively, of plan assets were invested in non-affiliated commingled funds. Equity securities include 796,462 shares of THG common stock at December 31, 2005 and 2004 with a market value of $33.3 million and $26.1 million, respectively.

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2005 and 2004, the projected benefit obligations exceeded the plans' assets, the difference of which is reflected as an additional minimum pension liability. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2005 and 2004,

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

the Company had $38.2 million and $9.7 million in accumulated other comprehensive income related to its minimum pension liability. The difference between the Company's additional minimum pension liability and the amount which is reflected in accumulated other comprehensive income, of $68.6 million and $119.7 million at December 31, 2005 and 2004, respectively, has been allocated to affiliated companies. As such, the Company recorded an increase in the minimum pension liability of $28.5 million and $3.4 million in 2005 and 2004, respectively. The change in the liability from 2004 to 2005 is primarily the result of the transfer of the minimum pension liability of $38.3 million from AFLIAC at December 30, 2005, and a lower 2005 year-end discount rate, partially offset by an increase in the actual return on assets in 2005, as well as changes in participant demographics.

DECEMBER 31                                                                          2005           2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                                                   $      548.3    $      559.7
                                                                                 ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year                                  $      559.7    $      522.5
Service cost - benefits earned during the year                                            0.1            11.1
Interest cost                                                                            30.6            31.2
Actuarial (gains) losses                                                                 (8.3)           28.4
Benefits paid                                                                           (33.8)          (33.5)
                                                                                 ----------------------------
Projected benefit obligation, end of year                                               548.3           559.7
                                                                                 ----------------------------
Change in plan assets:
Fair value of plan assets, beginning of year                                            331.9           330.7
Actual return on plan assets                                                             25.1            28.9
Company contribution                                                                      3.9             5.8
Benefits paid                                                                           (33.8)          (33.5)
                                                                                 ----------------------------
Fair value of plan assets, end of year                                                  327.1           331.9
                                                                                 ----------------------------

FUNDED STATUS OF THE PLAN                                                              (221.2)         (227.8)
Unrecognized transition obligation                                                       (8.1)           (9.4)
Unamortized prior service cost                                                            0.7             1.2
Unrecognized net actuarial losses                                                       115.3           140.1
Additional minimum pension liability                                                   (106.8)         (129.4)
                                                                                 ----------------------------
NET PENSION LIABILITY                                                            $     (220.1)   $     (225.3)
                                                                                 ============================

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost - benefits earned during the year                      $        0.1    $       11.1    $       11.8
Interest cost                                                               30.6            31.2            30.4
Expected return on plan assets                                             (26.1)          (27.0)          (22.4)
Recognized net actuarial loss                                               17.4            22.4            29.8
Amortization of transition asset                                            (1.3)           (1.4)           (1.4)
Amortization of prior service cost                                           0.5            (1.8)           (1.9)
Curtailment (gain) loss and special termination benefits                       -            (1.0)            0.7
                                                                    --------------------------------------------
Net periodic pension cost                                           $       21.2    $       33.5    $       47.0
                                                                    ============================================

The Company allocated approximately $12.5 million, $28.2 million and $44.5 million of its net periodic pension cost to its affiliated companies in 2005, 2004 and 2003, respectively.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS
The Company is required to contribute $52.1 million to its qualified pension plan in 2006 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $2.7 million to its non-qualified pension plans to fund 2006 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2006.

BENEFIT PAYMENTS
The Company estimates that benefit payments over the next 10 years will be as follows:

FOR THE YEARS ENDED DECEMBER 31             2006      2007      2008      2009      2010      2011-2015
-------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Qualified pension plan                     $ 28.1    $ 28.1    $ 28.6    $ 28.7    $ 29.5      $ 164.2
Non-qualified pension plan                 $  2.7    $  2.6    $  2.7    $  2.6    $  2.6      $  12.6

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2005.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, FAFLIC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $11.4 million of these costs were allocated to affiliated companies. In addition to this matching provision, the Company will make an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution will be made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, all of which was allocated to FAFLIC's affiliates. During 2004 and 2003, the 401(k) plan provided for a company match equal to 50% of the employees' contribution up to 6% of eligible compensation and resulted in a cost to the Company of $5.2 million and $5.4 million, respectively, of which $5.1 million and $5.3 million of these costs were allocated to affiliated companies.

11. OTHER POST RETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The population of agents receiving postretirement benefits was frozen as of December 31, 2002, when the Company ceased its distribution of proprietary life insurance and annuity products and terminated all life insurance and annuity agent contracts. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, and therefore, recognized a reduction in its accumulated postretirement benefit obligation for the transition cost of $2.9 million in 2004.

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

    DECEMBER 31                                                                      2005           2004
    ---------------------------------------------------------------------------------------------------------
    (IN MILLIONS)
    Change in benefit obligation:
    Accumulated postretirement benefit obligation,
        beginning of year                                                        $       69.0    $       78.9
    Service cost                                                                          0.4             1.3
    Interest cost                                                                         3.2             4.2
    Net actuarial losses                                                                  8.8             1.0
    Plan amendments                                                                      (5.7)          (12.3)
    Benefits paid                                                                        (3.9)           (4.1)
    ---------------------------------------------------------------------------------------------------------
    Accumulated postretirement benefit obligation, end of
      year                                                                               71.8            69.0
    ---------------------------------------------------------------------------------------------------------
    Fair value of plan assets, end of year                                                  -               -
    ---------------------------------------------------------------------------------------------------------

    Funded status of plan                                                               (71.8)          (69.0)
    Unamortized prior service cost                                                      (19.8)          (19.6)
    Unrecognized net actuarial losses                                                    13.5             5.1
    ---------------------------------------------------------------------------------------------------------
    Accumulated postretirement benefit costs                                     $      (78.1)   $      (83.5)
    =========================================================================================================

Plan amendments in 2005 and 2004 resulted in a benefit of $5.7 million and $12.3 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31
     -----------------------------------------------------
     (IN MILLIONS)
     2006                                     $       4.8
     2007                                             5.4
     2008                                             5.4
     2009                                             5.5
     2010                                             5.6
     2011-2015                                       27.6

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2005 and reflect benefits attributable to estimated future service.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31                     2005            2004            2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                    $        0.4    $        1.3    $        1.4
Interest cost                                            3.2             4.2             4.9
Recognized net actuarial loss                            0.4             0.4             0.2
Amortization of prior service cost                      (5.5)           (3.2)           (1.9)
                                                --------------------------------------------
Net periodic postretirement (benefit) cost      $       (1.5)   $        2.7    $        4.6
                                                ============================================

The Company allocated approximately $(1.0) million, $2.2 million and $4.3 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2005, 2004, and 2003 respectively.

ASSUMPTIONS
The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                                             2005            2004
------------------------------------------------------------------------------------------------
Postretirement benefit obligations discount rate                            5.50%           5.63%
Postretirement benefit cost discount rate                                   5.63%          5.875%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                                 2005            2004
------------------------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                             10%             10%
Rate to which the cost trend is assumed to decline
(ultimate trend rate)                                                          5%              5%
Year the rate reaches the ultimate trend rate                               2012            2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                              1-PERCENTAGE POINT        1-PERCENTAGE POINT
                                                                   INCREASE                  DECREASE
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost during 2005            $ 0.1                    $ (0.1)
Effect on accumulated postretirement benefit obligation
   at December 31, 2005                                             $ 2.5                    $ (2.2)

12. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2005, in connection with the closing of the sale of THG's run-off variable life insurance and variable annuity business to Goldman Sachs, THG entered into an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of FAFLIC's Company Action Level, which was $46.1 million at December 31, 2005.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

This agreement replaces the previous commitment from the Company to the Division of Insurance, dated December 23, 2002, whereby the Company agreed to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance could mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that FAFLIC would not require additional capital contributions from THG. FAFLIC cannot pay dividends to its parent without prior approval from the Massachusetts Commissioner of Insurance. In December 2005, FAFLIC, with permission from the Massachusetts Commissioner of Insurance, declared a $48.6 million dividend to THG. There were no dividends declared to FAFLIC's parent in 2004 and 2003.

13. SEGMENT INFORMATION

The Company's business includes financial products and services and conducts business in one operating segment, the Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

As a result of the reinsurance of the Company's variable life insurance and annuity business the Life Companies segment, which is in run-off, now consists primarily of a block of traditional life insurance products, (principally the Closed Block), GIC business, certain group retirement products, as well as certain non-insurance subsidiaries (see Note 1A - Basis of Presentation and Principles of Consolidation). Assets and liabilities related to the reinsured variable life insurance and annuity business, as well as the discontinued group life and health business, including group life and health voluntary pools, are reflected in this segment.

During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer In addition, beginning in 2004, the Company fully allocated corporate overhead costs that were previously reported in THG's former Corporate segment to its four operating segments, including the Life Companies.

14. LEASE COMMITMENTS

In 2003, the Company ceased operations of its retail broker/dealer operations. As a result, the Company recognized certain rental expenses as restructuring costs (see Note 3 - Significant Transactions). Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2005 and 2004, the Company recognized an additional $0.7 million and $0.4 million, respectively, in these lease expenses. Additional rental expenses allocated to FAFLIC for operating leases in 2005, 2004 and 2003 were not significant.

At December 31, 2005, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $13.6 million, payable as follows: 2006 - $6.6 million; 2007 - $4.0 million; 2008 - $2.4 million; 2009 - $0.6; and none thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

15. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based upon an ongoing review of its reinsurers' financial statements, reported financial strength ratings from rating agencies and the analysis and guidance of our reinsurance intermediaries, Company believes that its reinsurers are financially sound.

On December 30, 2005, FAFLIC ceded $124.6 million of its variable life insurance and annuity business pursuant to a reinsurance agreement with AFLIAC (see Note 3
- Significant Transactions). Additionally, the Company has a 100% coinsurance agreement related to substantially all of its universal life insurance business. Reinsurance recoverables related to this agreement were $1.0 million at both December 31, 2005 and 2004. Additionally, the Company had reinsurance recoverables of $211.0 million related to its accident and health business, including both the individual health business and the group life and health business.

The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31                                      2005            2004            2003
   -------------------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Life and accident and health insurance premiums:
          Direct                                                    $       45.6    $       47.9    $       43.2
          Assumed                                                            0.3             0.5             0.5
          Ceded                                                             (9.0)           (9.0)           (2.0)
                                                                    --------------------------------------------
   Net premiums                                                     $       36.9    $       39.4    $       41.7
                                                                    --------------------------------------------
   Life and accident and health insurance and other
     individual policy benefits, claims and claims
     adjustment expenses:
          Direct                                                    $      120.5    $      101.3    $      132.7
          Assumed                                                           (1.7)           (1.3)           (1.5)
          Ceded                                                            (12.6)           (8.0)           (0.7)
                                                                    --------------------------------------------
   Net policy benefits, claims and claims
     adjustment expenses                                            $      106.2    $       92.0    $      130.5
                                                                    ============================================

16. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

   FOR THE YEARS ENDED DECEMBER 31                                      2005            2004            2003
   -------------------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Balance at beginning of year                                     $       41.9    $       50.9    $       59.5
   Acquisition expenses deferred                                             0.1             0.3             2.0
   Amortized to expense during the year                                     (7.1)           (6.5)          (10.2)
   Adoption of SOP 03-1                                                        -            (3.5)              -
   Impairment of DAC asset related to reinsurance of
     variable life insurance and annuity business                          (27.9)              -               -
   Adjustment to equity during the year                                      0.1             0.7            (0.4)
                                                                    --------------------------------------------
   Balance at end of year                                           $        7.1    $       41.9    $       50.9
                                                                    ============================================

Upon the reinsurance of 100% of the FAFLIC variable life insurance and annuity business, the Company recognized a permanent impairment of its DAC asset of $27.9 million. Additionally, the Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $3.5 million. For further discussion of the adoption of SOP 03-1, see Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

17. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to claims and claims adjustment expenses. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims and claim adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $319.4 million and $531.8 million at December 31, 2005 and 2004, respectively. Reinsurance recoverables related to this business were $211.0 million and $416.0 million in 2005 and 2004, respectively.

18. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
The Company has been named a defendant in various legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include investigations related to "market timing" in sub-accounts of variable annuity and life products, and inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

19. RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs that amounted to $231.6 million, $239.5 million and $305.4 million in 2005, 2004 and 2003 respectively. In 2005, FAFLIC changed its rent allocation to AFLIAC which resulted in FAFLIC retaining approximately $7 million of costs previously allocated to this affiliate. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $2.7 million and $44.5 million at December 31, 2005 and December 31, 2004, respectively.

As a result of the sale of AFLIAC to Goldman Sachs, the Company increased its accumulated other comprehensive income associated with FAFLIC's additional minimum pension liability previously allocated to AFLIAC by $38.3 million and recognized a capital contribution from AFLIAC for a corresponding amount. Additionally, in accordance with the above agreement, FAFLIC allocated a decrease of $11.7 million and an increase of $13.2 million as of December 31, 2005 and 2004, respectively, and a decrease of $69.0 million as of December 31, 2003 of the additional minimum pension liability to its affiliates.

In connection with the 2005 sale agreement discussed in Note 3 - Significant Transactions, the Company will provide transition services until the earlier of eighteen months from the December 30, 2005 closing or when the operations of AFLIAC, and the Company's business to be reinsured, can be transferred to Goldman Sachs. This transition period is currently expected to extend into the fourth quarter of 2006.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus for FAFLIC are as follows:

                                                                      Unaudited
FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss)                                         $       40.9    $      124.8    $      (96.1)

Statutory Shareholder's Surplus                                     $      164.7    $      183.6    $      122.8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First Allmerica Financial Life
Insurance Company and the Contract Owners of VEL II
Account of First Allmerica Financial Life Insurance
Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting VEL II Account of First Allmerica Financial Life Insurance Company at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 7, 2006

VEL ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

                                                                                   AIT                AIT
                                                                                   CORE              EQUITY
                                                                                  EQUITY             INDEX
                                                                                  SERVICE           SERVICE
                                                                                 SHARES (a)        SHARES (a)
                                                                              ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     2,839,683   $     5,037,475
                                                                              ---------------   ---------------
    Total  assets .........................................................         2,839,683         5,037,475

LIABILITIES: ..............................................................                 -                 -
                                                                              ---------------   ---------------
    Net assets ............................................................   $     2,839,683   $     5,037,475
                                                                              ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $     2,443,998   $     4,457,129
 Variable life policies after 10 policy years .............................           395,685           580,346
                                                                              ---------------   ---------------
                                                                              $     2,839,683   $     5,037,475
                                                                              ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $     3,371,137   $     4,756,250
Underlying Fund shares held ...............................................         1,575,851         1,837,154

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           995,248         1,487,520
    Net asset value per unit, December 31, 2005 ...........................   $      2.455667   $      2.996348

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           249,733           373,823
    Net asset value per unit, December 31, 2005 ...........................   $      1.584434   $      1.552463

                                                                                                                       AIT
                                                                                   AIT                AIT             SELECT
                                                                                GOVERNMENT           MONEY            CAPITAL
                                                                                   BOND             MARKET         APPRECIATION
                                                                                  SERVICE           SERVICE           SERVICE
                                                                                 SHARES (a)        SHARES (a)        SHARES (a)
                                                                              ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $       951,842   $     2,212,364   $     2,452,240
                                                                              ---------------   ---------------   ---------------
    Total  assets .........................................................           951,842         2,212,364         2,452,240

LIABILITIES: ..............................................................                 -                 -                 -
                                                                              ---------------   ---------------   ---------------
    Net assets ............................................................   $       951,842   $     2,212,364   $     2,452,240
                                                                              ===============   ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $       642,923   $     1,937,698   $     1,945,484
 Variable life policies after 10 policy years .............................           308,919           274,666           506,756
                                                                              ---------------   ---------------   ---------------
                                                                              $       951,842   $     2,212,364   $     2,452,240
                                                                              ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $       986,271   $     2,212,364   $     2,405,282
Underlying Fund shares held ...............................................           897,118         2,212,364         1,207,405

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           375,773         1,353,350           545,228
    Net asset value per unit, December 31, 2005 ...........................   $      1.710933   $      1.431779   $      3.568204

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           299,614           268,181           250,955
    Net asset value per unit, December 31, 2005 ...........................   $      1.031056   $      1.024183   $      2.019309

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

December 31, 2005

                                                                                                      AIT
                                                                                    AIT             SELECT
                                                                                  SELECT         INTERNATIONAL
                                                                                  GROWTH            EQUITY
                                                                                  SERVICE           SERVICE
                                                                                 SHARES (a)        SHARES (a)
                                                                              ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     5,508,362   $     1,963,615
                                                                              ---------------   ---------------
    Total  assets .........................................................         5,508,362         1,963,615

LIABILITIES: ..............................................................                 -                 -
                                                                              ---------------   ---------------
    Net assets ............................................................   $     5,508,362   $     1,963,615
                                                                              ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $     4,736,299   $     1,642,414
 Variable life policies after 10 policy years .............................           772,063           321,201
                                                                              ---------------   ---------------
                                                                              $     5,508,362   $     1,963,615
                                                                              ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $     5,463,465   $     1,887,268
Underlying Fund shares held ...............................................         3,328,315         1,416,750

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................         2,227,554           847,893
    Net asset value per unit, December 31, 2005 ...........................   $      2.126233   $      1.937054

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           503,438           181,993
    Net asset value per unit, December 31, 2005 ...........................   $      1.533582   $      1.764907

                                                                                    AIT               AIT               AIM
                                                                                  SELECT            SELECT             V.I.
                                                                                INVESTMENT           VALUE            GLOBAL
                                                                               GRADE INCOME       OPPORTUNITY         HEALTH
                                                                                  SERVICE           SERVICE            CARE
                                                                                 SHARES (a)        SHARES (a)       SERIES I (b)
                                                                              ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     1,335,229   $     4,169,060   $       247,677
                                                                              ---------------   ---------------   ---------------
    Total  assets .........................................................         1,335,229         4,169,060           247,677

LIABILITIES: ..............................................................                 -                 -                 -
                                                                              ---------------   ---------------   ---------------
    Net assets ............................................................   $     1,335,229   $     4,169,060   $       247,677
                                                                              ===============   ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $     1,089,774   $     3,444,152   $       198,809
 Variable life policies after 10 policy years .............................           245,455           724,908            48,868
                                                                              ---------------   ---------------   ---------------
                                                                              $     1,335,229   $     4,169,060   $       247,677
                                                                              ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $     1,409,941   $     3,970,475   $       203,608
Underlying Fund shares held ...............................................         1,264,422         2,208,188            12,117

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           595,342           974,980           178,943
    Net asset value per unit, December 31, 2005 ...........................   $      1.830502   $      3.532537   $      1.111023

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           229,833           378,701            31,547
    Net asset value per unit, December 31, 2005 ...........................   $      1.067970   $      1.914196   $      1.549057

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

December 31, 2005

                                                                                 ALLIANCE-
                                                                                 BERNSTEIN         DELAWARE
                                                                                   LARGE              VIP
                                                                                    CAP          INTERNATIONAL
                                                                                  GROWTH             VALUE
                                                                                CLASS B (b)         EQUITY
                                                                              ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $       404,430   $     1,848,189
                                                                              ---------------   ---------------
    Total  assets .........................................................           404,430         1,848,189

LIABILITIES: ..............................................................                 -                 -
                                                                              ---------------   ---------------
    Net assets ............................................................   $       404,430   $     1,848,189
                                                                              ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $       297,724   $     1,376,215
 Variable life policies after 10 policy years .............................           106,706           471,974
                                                                              ---------------   ---------------
                                                                              $       404,430   $     1,848,189
                                                                              ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $       323,302   $     1,297,043
Underlying Fund shares held ...............................................            15,239            90,686

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           337,331           519,421
    Net asset value per unit, December 31, 2005 ...........................   $      0.882590   $      2.649514

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................            65,176           233,333
    Net asset value per unit, December 31, 2005 ...........................   $      1.637199   $      2.022750

                                                                                 FIDELITY          FIDELITY
                                                                                    VIP               VIP            FIDELITY
                                                                                   ASSET            EQUITY-             VIP
                                                                                  MANAGER           INCOME            GROWTH
                                                                              ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     1,006,109   $     5,331,923   $     4,725,570
                                                                              ---------------   ---------------   ---------------
    Total  assets .........................................................         1,006,109         5,331,923         4,725,570

LIABILITIES: ..............................................................                 -                 -                 -
                                                                              ---------------   ---------------   ---------------
    Net assets ............................................................   $     1,006,109   $     5,331,923   $     4,725,570
                                                                              ===============   ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $       647,434   $     4,039,982   $     3,577,031
 Variable life policies after 10 policy years .............................           358,675         1,291,941         1,148,539
                                                                              ---------------   ---------------   ---------------
                                                                              $     1,006,109   $     5,331,923   $     4,725,570
                                                                              ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $       965,682   $     4,736,778   $     5,233,887
Underlying Fund shares held ...............................................            66,896           209,177           140,225

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           319,426         1,327,512         1,431,444
    Net asset value per unit, December 31, 2005 ...........................   $      2.026866   $      3.043272   $      2.498897

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           271,784           785,949           742,190
    Net asset value per unit, December 31, 2005 ...........................   $      1.319705   $      1.643798   $      1.547500

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

December 31, 2005

                                                                                                                      FT VIP
                                                                                                                     FRANKLIN
                                                                                 FIDELITY                           LARGE CAP
                                                                                    VIP            FIDELITY           GROWTH
                                                                                   HIGH               VIP           SECURITIES
                                                                                  INCOME           OVERSEAS           CLASS 2
                                                                              ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     2,317,637   $     1,520,932   $       245,968
                                                                              ---------------   ---------------   ---------------
    Total  assets .........................................................         2,317,637         1,520,932           245,968

LIABILITIES: ..............................................................                 -                 -                 -
                                                                              ---------------   ---------------   ---------------
    Net assets ............................................................   $     2,317,637   $     1,520,932   $       245,968
                                                                              ===============   ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $     1,954,628   $       900,335   $       218,036
 Variable life policies after 10 policy years .............................           363,009           620,597            27,932
                                                                              ---------------   ---------------   ---------------
                                                                              $     2,317,637   $     1,520,932   $       245,968
                                                                              ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $     2,449,267   $     1,097,087   $       219,720
Underlying Fund shares held ...............................................           375,630            73,796            16,431

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................         1,280,193           454,985           241,595
    Net asset value per unit, December 31, 2005 ...........................   $      1.526823   $      1.978822   $      0.902484

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................           262,433           306,739            19,172
    Net asset value per unit, December 31, 2005 ...........................   $      1.383243   $      2.023208   $      1.456929

                                                                                  FT VIP             JANUS
                                                                                 FRANKLIN            ASPEN
                                                                                 SMALL-MID         LARGE CAP          T. ROWE
                                                                                CAP GROWTH          GROWTH             PRICE
                                                                                SECURITIES          SERVICE        INTERNATIONAL
                                                                                CLASS 2 (b)        SHARES (b)          STOCK
                                                                              ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $       593,701   $       190,055   $       896,741
                                                                              ---------------   ---------------   ---------------
    Total  assets .........................................................           593,701           190,055           896,741

LIABILITIES: ..............................................................                 -                 -                 -
                                                                              ---------------   ---------------   ---------------
    Net assets ............................................................   $       593,701   $       190,055   $       896,741
                                                                              ===============   ===============   ===============

Net asset distribution by category:
 Variable life policies during the first 10 policy years ..................   $       474,466   $       146,826   $       773,686
 Variable life policies after 10 policy years .............................           119,235            43,229           123,055
                                                                              ---------------   ---------------   ---------------
                                                                              $       593,701   $       190,055   $       896,741
                                                                              ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ....................   $       465,032   $       166,437   $       689,857
Underlying Fund shares held ...............................................            29,160             9,221            58,572

Units outstanding and net asset value per unit:
  Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 ..................................           459,836           183,999           484,951
    Net asset value per unit, December 31, 2005 ...........................   $      1.031814   $      0.797971   $      1.595391

  Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 ..................................            70,234            28,559            67,109
    Net asset value per unit, December 31, 2005 ...........................   $      1.697678   $      1.513658   $      1.833653

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

                                                                                    AIT               AIT               AIT
                                                                                   CORE             EQUITY          GOVERNMENT
                                                                                  EQUITY             INDEX             BOND
                                                                                  SERVICE           SERVICE           SERVICE
                                                                                SHARES (a)        SHARES (a)        SHARES (a)
                                                                              ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $        21,895   $        70,391   $        34,177
                                                                              ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................            15,953            29,521             4,910
  Administrative expense fees .............................................             3,681             6,813             1,133
                                                                              ---------------   ---------------   ---------------
    Total expenses ........................................................            19,634            36,334             6,043
                                                                              ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             2,105             3,390             1,455
                                                                              ---------------   ---------------   ---------------

    Total expenses ........................................................            21,739            39,724             7,498
                                                                              ---------------   ---------------   ---------------
    Net investment income (loss) ..........................................               156            30,667            26,679
                                                                              ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................                 -                 -                 -
  Net realized gain (loss) from sales of investments ......................           (87,063)           17,458            (7,335)
                                                                              ---------------   ---------------   ---------------
     Net realized gain (loss) .............................................           (87,063)           17,458            (7,335)
  Change in unrealized gain (loss) ........................................           228,173           123,637           (11,266)
                                                                              ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           141,110           141,095           (18,601)
                                                                              ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       141,266   $       171,762   $         8,078
                                                                              ===============   ===============   ===============

                                                                                                      AIT
                                                                                    AIT             SELECT              AIT
                                                                                   MONEY            CAPITAL           SELECT
                                                                                  MARKET         APPRECIATION         GROWTH
                                                                                  SERVICE           SERVICE           SERVICE
                                                                                 SHARES (a)       SHARES (a)         SHARES (a)
                                                                              ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $        59,097   $             -   $        13,402
                                                                              ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................            12,753            12,882            31,494
  Administrative expense fees .............................................             2,942             2,973             7,268
                                                                              ---------------   ---------------   ---------------
    Total expenses ........................................................            15,695            15,855            38,762
                                                                              ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             1,616             2,177             4,166
                                                                              ---------------   ---------------   ---------------

    Total expenses ........................................................            17,311            18,032            42,928
                                                                              ---------------   ---------------   ---------------
    Net investment income (loss) ..........................................            41,786           (18,032)          (29,526)
                                                                              ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................               690           574,966                 -
  Net realized gain (loss) from sales of investments ......................                 -           113,367           (62,865)
                                                                              ---------------   ---------------   ---------------
     Net realized gain (loss) .............................................               690           688,333           (62,865)
  Change in unrealized gain (loss) ........................................                 -          (385,709)          423,826
                                                                              ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................               690           302,624           360,961
                                                                              ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $        42,476   $       284,592   $       331,435
                                                                              ===============   ===============   ===============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

For the Year Ended December 31, 2005

                                                                                    AIT               AIT
                                                                                  SELECT            SELECT
                                                                               INTERNATIONAL       INVESTMENT
                                                                                  EQUITY         GRADE INCOME
                                                                                  SERVICE           SERVICE
                                                                                 SHARES (a)        SHARES (a)
                                                                              ---------------    --------------
INVESTMENT INCOME:
  Dividends ...............................................................   $        26,349   $        62,560
                                                                              ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................            10,753             7,101
  Administrative expense fees .............................................             2,482             1,638
                                                                              ---------------   ---------------
    Total expenses ........................................................            13,235             8,739
                                                                              ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             1,409             1,334
                                                                              ---------------   ---------------

    Total expenses ........................................................            14,644            10,073
                                                                              ---------------   ---------------
    Net investment income (loss) ..........................................            11,705            52,487
                                                                              ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................                 -                 -
  Net realized gain (loss) from sales of investments ......................           262,695            (4,265)
                                                                              ---------------   ---------------
     Net realized gain (loss) .............................................           262,695            (4,265)
  Change in unrealized gain (loss) ........................................           (39,298)          (34,414)
                                                                              ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           223,397           (38,679)
                                                                              ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       235,102   $        13,808
                                                                              ===============   ===============

                                                                                    AIT              AIM             ALLIANCE-
                                                                                  SELECT             V.I.            BERNSTEIN
                                                                                   VALUE            GLOBAL             LARGE
                                                                                OPPORTUNITY         HEALTH              CAP
                                                                                  SERVICE            CARE             GROWTH
                                                                                 SHARES (a)       SERIES I (b)      CLASS B (b)
                                                                              ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $            41   $             -   $             -
                                                                              ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................            22,459             1,266             1,938
  Administrative expense fees .............................................             5,183               292               448
                                                                              ---------------   ---------------   ---------------
    Total expenses ........................................................            27,642             1,558             2,386
                                                                              ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             4,053                97               365
                                                                              ---------------   ---------------   ---------------

    Total expenses ........................................................            31,695             1,655             2,751
                                                                              ---------------   ---------------   ---------------
    Net investment income (loss) ..........................................           (31,654)           (1,655)           (2,751)
                                                                              ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................           920,081                 -                 -
  Net realized gain (loss) from sales of investments ......................           110,996             2,586             3,905
                                                                              ---------------   ---------------   ---------------
     Net realized gain (loss) .............................................         1,031,077             2,586             3,905
  Change in unrealized gain (loss) ........................................          (753,679)           13,866            50,198
                                                                              ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           277,398            16,452            54,103
                                                                              ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       245,744   $        14,797   $        51,352
                                                                              ===============   ===============   ===============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

For the Year Ended December 31, 2005

                                                                                 DELAWARE
                                                                                    VIP            FIDELITY
                                                                               INTERNATIONAL          VIP
                                                                                   VALUE             ASSET
                                                                                  EQUITY            MANAGER
                                                                              ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $        26,006   $        27,862
                                                                              ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................             8,833             4,307
  Administrative expense fees .............................................             2,039               994
                                                                              ---------------   ---------------
    Total expenses ........................................................            10,872             5,301
                                                                              ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             2,365             2,475
                                                                              ---------------   ---------------

    Total expenses ........................................................            13,237             7,776
                                                                              ---------------   ---------------
    Net investment income (loss) ..........................................            12,769            20,086
                                                                              ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................            19,035               357
  Net realized gain (loss) from sales of investments ......................            58,943             2,003
                                                                              ---------------   ---------------
     Net realized gain (loss) .............................................            77,978             2,360
  Change in unrealized gain (loss) ........................................           107,776            11,278
                                                                              ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           185,754            13,638
                                                                              ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       198,523   $        33,724
                                                                              ===============   ===============

                                                                                 FIDELITY                            FIDELITY
                                                                                    VIP            FIDELITY             VIP
                                                                                  EQUITY-             VIP              HIGH
                                                                                  INCOME            GROWTH            INCOME
                                                                              ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $        84,736   $        24,187   $       344,793
                                                                              ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................            27,277            25,079            11,985
  Administrative expense fees .............................................             6,295             5,788             2,766
                                                                              ---------------   ---------------   ---------------
    Total expenses ........................................................            33,572            30,867            14,751
                                                                              ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             6,784             5,719             2,001
                                                                              ---------------   ---------------   ---------------

    Total expenses ........................................................            40,356            36,586            16,752
                                                                              ---------------   ---------------   ---------------
    Net investment income (loss) ..........................................            44,380           (12,399)          328,041
                                                                              ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................           186,211                 -                 -
  Net realized gain (loss) from sales of investments ......................            37,727          (139,650)          (64,342)
                                                                              ---------------   ---------------   ---------------
     Net realized gain (loss) .............................................           223,938          (139,650)          (64,342)
  Change in unrealized gain (loss) ........................................           (10,881)          367,955          (207,120)
                                                                              ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           213,057           228,305          (271,462)
                                                                              ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       257,437   $       215,906   $        56,579
                                                                              ===============   ===============   ===============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

For the Year Ended December 31, 2005

                                                                                                    FT VIP
                                                                                                   FRANKLIN
                                                                                                  LARGE CAP
                                                                                 FIDELITY           GROWTH
                                                                                    VIP           SECURITIES
                                                                                 OVERSEAS           CLASS 2
                                                                              ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $         9,283   $         1,433
                                                                              ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................             5,830             1,444
  Administrative expense fees .............................................             1,345               333
                                                                              ---------------   ---------------
    Total expenses ........................................................             7,175             1,777
                                                                              ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................             3,307               123
                                                                              ---------------   ---------------

    Total expenses ........................................................            10,482             1,900
                                                                              ---------------   ---------------
    Net investment income (loss) ..........................................            (1,199)             (467)
                                                                              ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................             7,265                 -
  Net realized gain (loss) from sales of investments ......................           100,036             2,179
                                                                              ---------------   ---------------
     Net realized gain (loss) .............................................           107,301             2,179
  Change in unrealized gain (loss) ........................................           134,641              (949)
                                                                              ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................           241,942             1,230
                                                                              ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $       240,743   $           763
                                                                              ===============   ===============

                                                                                  FT VIP             JANUS
                                                                                 FRANKLIN            ASPEN
                                                                                 SMALL-MID         LARGE CAP          T. ROWE
                                                                                CAP GROWTH          GROWTH             PRICE
                                                                                SECURITIES          SERVICE        INTERNATIONAL
                                                                                CLASS 2 (b)        SHARES (b)          STOCK
                                                                              ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ...............................................................   $             -   $           234   $        13,223
                                                                              ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees .........................................             3,366             1,012             5,075
  Administrative expense fees .............................................               777               234             1,171
                                                                              ---------------   ---------------   ---------------
    Total expenses ........................................................             4,143             1,246             6,246
                                                                              ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees .........................................               646               153               502
                                                                              ---------------   ---------------   ---------------

    Total expenses ........................................................             4,789             1,399             6,748
                                                                              ---------------   ---------------   ---------------
    Net investment income (loss) ..........................................            (4,789)           (1,165)            6,475
                                                                              ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors .....................                 -                 -             2,875
  Net realized gain (loss) from sales of investments ......................            26,314             1,491            53,366
                                                                              ---------------   ---------------   ---------------
     Net realized gain (loss) .............................................            26,314             1,491            56,241
  Change in unrealized gain (loss) ........................................            (8,446)            6,187            61,174
                                                                              ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ...............................            17,868             7,678           117,415
                                                                              ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations .................   $        13,079   $         6,513   $       123,890
                                                                              ===============   ===============   ===============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    AIT                         AIT
                                                                                   CORE                       EQUITY
                                                                                  EQUITY                      INDEX
                                                                                 SERVICE                     SERVICE
                                                                                SHARES (a)                  SHARES (a)
                                                                                YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                           2005          2004           2005         2004
                                                                        -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $       156   $     7,370   $    30,667   $    40,688
    Net realized gain (loss) .........................................      (87,063)     (159,906)       17,458       (28,222)
    Change in unrealized gain (loss) .................................      228,173       402,340       123,637       455,070
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............      141,266       249,804       171,762       467,536
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................      334,292       398,289       649,285       713,808
    Terminations .....................................................     (226,913)     (240,607)     (357,017)     (407,733)
    Insurance and other charges ......................................     (264,011)     (272,012)     (499,744)     (521,613)
    Transfers between sub-accounts (including fixed account), net ....       41,934       (78,222)     (195,383)     (153,143)
    Other transfers from (to) the General Account ....................      (17,934)      (35,135)      (68,347)      (42,174)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...     (132,632)     (227,687)     (471,206)     (410,855)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................        8,634        22,117      (299,444)       56,681

NET ASSETS:
  Beginning of year ..................................................    2,831,049     2,808,932     5,336,919     5,280,238
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $ 2,839,683   $ 2,831,049   $ 5,037,475   $ 5,336,919
                                                                        ===========   ===========   ===========   ===========

                                                                                     AIT
                                                                                 GOVERNMENT
                                                                                    BOND
                                                                                   SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                            2005             2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $      26,679   $      31,660
    Net realized gain (loss) .........................................         (7,335)         (2,712)
    Change in unrealized gain (loss) .................................        (11,266)        (15,979)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............          8,078          12,969
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        122,358         146,349
    Terminations .....................................................        (80,673)        (43,941)
    Insurance and other charges ......................................       (128,677)       (155,012)
    Transfers between sub-accounts (including fixed account), net ....         64,483        (101,648)
    Other transfers from (to) the General Account ....................        (17,127)        (11,511)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...        (39,636)       (165,763)
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................        (31,558)       (152,794)

NET ASSETS:
  Beginning of year ..................................................        983,400       1,136,194
                                                                        -------------   -------------
  End of year ........................................................  $     951,842   $     983,400
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                                               AIT
                                                                                   AIT                        SELECT
                                                                                  MONEY                      CAPITAL
                                                                                  MARKET                   APPRECIATION
                                                                                 SERVICE                     SERVICE
                                                                                SHARES (a)                  SHARES (a)
                                                                                YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                           2005          2004          2005          2004
                                                                        -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    41,786   $     1,312   $   (18,032)  $   (17,021)
    Net realized gain (loss) .........................................          690             -       688,333       293,902
    Change in unrealized gain (loss) .................................            -             -      (385,709)       82,493
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............       42,476         1,312       284,592       359,374
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................      277,128       407,779       178,917       188,377
    Terminations .....................................................      (86,311)     (317,657)     (289,058)     (198,393)
    Insurance and other charges ......................................     (198,333)     (222,360)     (168,659)     (172,397)
    Transfers between sub-accounts (including fixed account), net ....      432,611       (16,900)     (161,348)      412,361
    Other transfers from (to) the General Account ....................       (4,061)       (2,481)      (16,150)      (23,603)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...      421,034      (151,619)     (456,298)      206,345
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................      463,510      (150,307)     (171,706)      565,719

NET ASSETS:
  Beginning of year ..................................................    1,748,854     1,899,161     2,623,946     2,058,227
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $ 2,212,364   $ 1,748,854   $ 2,452,240   $ 2,623,946
                                                                        ===========   ===========   ===========   ===========

                                                                                    AIT
                                                                                   SELECT
                                                                                   GROWTH
                                                                                  SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     (29,526)  $     (46,333)
    Net realized gain (loss) .........................................        (62,865)       (130,379)
    Change in unrealized gain (loss) .................................        423,826         541,424
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............        331,435         364,712
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        758,433         873,734
    Terminations .....................................................       (478,557)       (475,898)
    Insurance and other charges ......................................       (574,795)       (602,453)
    Transfers between sub-accounts (including fixed account), net ....       (272,235)       (353,379)
    Other transfers from (to) the General Account ....................       (118,024)        (66,437)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...       (685,178)       (624,433)
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................       (353,743)       (259,721)

NET ASSETS:
  Beginning of year ..................................................      5,862,105       6,121,826
                                                                        -------------   -------------
  End of year ........................................................  $   5,508,362   $   5,862,105
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                   AIT                         AIT
                                                                                  SELECT                      SELECT
                                                                              INTERNATIONAL                 INVESTMENT
                                                                                  EQUITY                   GRADE INCOME
                                                                                 SERVICE                     SERVICE
                                                                                SHARES (a)                  SHARES (a)
                                                                                YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                            2005          2004          2005          2004
                                                                        -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    11,705   $     8,220   $    52,487   $    54,210
    Net realized gain (loss) .........................................      262,695       273,564        (4,265)       12,926
    Change in unrealized gain (loss) .................................      (39,298)       (7,463)      (34,414)      (30,580)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............      235,102       274,321        13,808        36,556
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................      196,994       184,860       155,074       181,519
    Terminations .....................................................     (120,067)     (152,563)      (77,357)      (68,770)
    Insurance and other charges ......................................     (153,168)     (150,822)     (102,095)     (102,463)
    Transfers between sub-accounts (including fixed account), net ....     (104,872)     (173,145)      105,640        37,742
    Other transfers from (to) the General Account ....................      (35,997)      (27,669)       (4,360)            -
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...     (217,110)     (319,339)       76,902        48,028
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................       17,992       (45,018)       90,710        84,584

NET ASSETS:
  Beginning of year ..................................................    1,945,623     1,990,641     1,244,519     1,159,935
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $ 1,963,615   $ 1,945,623   $ 1,335,229   $ 1,244,519
                                                                        ===========   ===========   ===========   ===========

                                                                                    AIT
                                                                                   SELECT
                                                                                   VALUE
                                                                                OPPORTUNITY
                                                                                  SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     (31,654)  $     (27,601)
    Net realized gain (loss) .........................................      1,031,077         348,439
    Change in unrealized gain (loss) .................................       (753,679)        345,041
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............        245,744         665,879
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        355,434         367,316
    Terminations .....................................................       (269,547)       (260,903)
    Insurance and other charges ......................................       (369,232)       (343,373)
    Transfers between sub-accounts (including fixed account), net ....       (122,173)        383,446
    Other transfers from (to) the General Account ....................        (59,260)        (62,793)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...       (464,778)         83,693
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................       (219,034)        749,572

NET ASSETS:
  Beginning of year ..................................................      4,388,094       3,638,522
                                                                        -------------   -------------
  End of year ........................................................  $   4,169,060   $   4,388,094
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                  AIM                      ALLIANCE-
                                                                                  V.I.                     BERNSTEIN
                                                                                 GLOBAL                      LARGE
                                                                                 HEALTH                       CAP
                                                                                  CARE                       GROWTH
                                                                              SERIES I (b)                CLASS B (b)
                                                                              YEAR ENDED                  YEAR ENDED
                                                                              DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                            2005          2004          2005         2004
                                                                        -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    (1,655)  $    (1,694)  $    (2,751)  $    (2,521)
    Net realized gain (loss) .........................................        2,586         5,385         3,905         5,448
    Change in unrealized gain (loss) .................................       13,866         7,880        50,198        23,279
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............       14,797        11,571        51,352        26,206
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       25,987        23,670        40,668        39,458
    Terminations .....................................................       (5,675)      (36,770)       (3,758)      (22,731)
    Insurance and other charges ......................................      (14,589)      (14,531)      (26,204)      (19,369)
    Transfers between sub-accounts (including fixed account), net ....       28,754        15,032        26,979           677
    Other transfers from (to) the General Account ....................          562        (5,809)       (2,238)        9,661
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...       35,039       (18,408)       35,447         7,696
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................       49,836        (6,837)       86,799        33,902

NET ASSETS:
  Beginning of year ..................................................      197,841       204,678       317,631       283,729
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $   247,677   $   197,841   $   404,430   $   317,631
                                                                        ===========   ===========   ===========   ===========

                                                                                   DELAWARE
                                                                                     VIP
                                                                                INTERNATIONAL
                                                                                    VALUE
                                                                                    EQUITY
                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $      12,769   $      24,028
    Net realized gain (loss) .........................................         77,978          89,740
    Change in unrealized gain (loss) .................................        107,776         162,128
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............        198,523         275,896
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        120,717         119,743
    Terminations .....................................................       (101,381)       (105,417)
    Insurance and other charges ......................................       (119,448)       (101,030)
    Transfers between sub-accounts (including fixed account), net ....        193,211         111,260
    Other transfers from (to) the General Account ....................        (21,399)        (11,496)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...         71,700          13,060
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................        270,223         288,956

NET ASSETS:
  Beginning of year ..................................................      1,577,966       1,289,010
                                                                        -------------   -------------
  End of year ........................................................  $   1,848,189   $   1,577,966
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                 FIDELITY                    FIDELITY
                                                                                   VIP                         VIP
                                                                                  ASSET                      EQUITY-
                                                                                 MANAGER                      INCOME
                                                                               YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                            2005          2004          2005          2004
                                                                        -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    20,086   $    17,051   $    44,380   $    39,452
    Net realized gain (loss) .........................................        2,360          (333)      223,938        44,916
    Change in unrealized gain (loss) .................................       11,278        26,656       (10,881)      440,234
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............       33,724        43,374       257,437       524,602
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................      101,092       111,929       539,805       629,254
    Terminations .....................................................      (63,420)      (28,031)     (323,901)     (522,108)
    Insurance and other charges ......................................      (79,045)      (73,796)     (489,357)     (491,971)
    Transfers between sub-accounts (including fixed account), net ....      (28,910)      138,163        50,805        69,907
    Other transfers from (to) the General Account ....................      (20,197)          239       (56,433)      (55,090)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...      (90,480)      148,504      (279,081)     (370,008)
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................      (56,756)      191,878       (21,644)      154,594

NET ASSETS:
  Beginning of year ..................................................    1,062,865       870,987     5,353,567     5,198,973
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $ 1,006,109   $ 1,062,865   $ 5,331,923   $ 5,353,567
                                                                        ===========   ===========   ===========   ===========

                                                                                  FIDELITY
                                                                                    VIP
                                                                                   GROWTH
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     (12,399)  $     (27,018)
    Net realized gain (loss) .........................................       (139,650)       (172,284)
    Change in unrealized gain (loss) .................................        367,955         318,176
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............        215,906         118,874
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        624,655         748,553
    Terminations .....................................................       (467,031)       (541,479)
    Insurance and other charges ......................................       (480,050)       (532,320)
    Transfers between sub-accounts (including fixed account), net ....       (163,325)        (48,625)
    Other transfers from (to) the General Account ....................        (67,106)        (45,448)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...       (552,857)       (419,319)
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................       (336,951)       (300,445)

NET ASSETS:
  Beginning of year ..................................................      5,062,521       5,362,966
                                                                        -------------   -------------
  End of year ........................................................  $   4,725,570   $   5,062,521
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                 FIDELITY
                                                                                    VIP                       FIDELITY
                                                                                   HIGH                          VIP
                                                                                  INCOME                      OVERSEAS
                                                                                YEAR ENDED                  YEAR ENDED
                                                                               DECEMBER 31,                 DECEMBER 31,
                                                                        ---------------------------   -------------------------
                                                                            2005           2004           2005          2004
                                                                        -----------    ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $   328,041    $    225,026   $    (1,199)  $     5,138
    Net realized gain (loss) .........................................      (64,342)        142,141       107,301        96,609
    Change in unrealized gain (loss) .................................     (207,120)       (139,024)      134,641        61,664
                                                                        -----------    ------------   -----------   -----------
    Net increase (decrease) in net assets from operations ............       56,579         228,143       240,743       163,411
                                                                        -----------    ------------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................      253,735         280,279       137,171       155,943
    Terminations .....................................................     (109,230)       (132,286)     (154,926)     (115,498)
    Insurance and other charges ......................................     (238,030)       (233,956)     (118,714)     (115,272)
    Transfers between sub-accounts (including fixed account), net ....     (111,325)     (3,355,904)        3,255          (690)
    Other transfers from (to) the General Account ....................      (24,373)         (9,786)      (23,554)      (12,933)
                                                                        -----------    ------------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...     (229,223)     (3,451,653)     (156,768)      (88,450)
                                                                        -----------    ------------   -----------   -----------
    Net increase (decrease) in net assets ............................     (172,644)     (3,223,510)       83,975        74,961

NET ASSETS:
  Beginning of year ..................................................    2,490,281       5,713,791     1,436,957     1,361,996
                                                                        -----------    ------------   -----------   -----------
  End of year ........................................................  $ 2,317,637    $  2,490,281   $ 1,520,932   $ 1,436,957
                                                                        ===========    ============   ===========   ===========

                                                                                  FT VIP
                                                                                 FRANKLIN
                                                                                 LARGE CAP
                                                                                  GROWTH
                                                                                SECURITIES
                                                                                   CLASS 2
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $        (467)  $        (624)
    Net realized gain (loss) .........................................          2,179           3,955
    Change in unrealized gain (loss) .................................           (949)         11,255
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............            763          14,586
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................         20,208          23,005
    Terminations .....................................................         (9,422)        (18,960)
    Insurance and other charges ......................................        (19,495)        (13,908)
    Transfers between sub-accounts (including fixed account), net ....         23,482          80,657
    Other transfers from (to) the General Account ....................            273          (3,524)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...         15,046          67,270
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................         15,809          81,856

NET ASSETS:
  Beginning of year ..................................................        230,159         148,303
                                                                        -------------   -------------
  End of year ........................................................  $     245,968   $     230,159
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL ACCOUNT II

                                                                                FT VIP                       JANUS
                                                                                FRANKLIN                     ASPEN
                                                                               SMALL-MID                   LARGE CAP
                                                                               CAP GROWTH                   GROWTH
                                                                               SECURITIES                   SERVICE
                                                                              CLASS 2 (b)                  SHARES (b)
                                                                              YEAR ENDED                  YEAR ENDED
                                                                              DECEMBER 31,                DECEMBER 31,
                                                                        -------------------------   -------------------------
                                                                           2005          2004           2005         2004
                                                                        -----------   -----------   -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    (4,789)  $    (5,081)  $    (1,165)  $    (1,235)
    Net realized gain (loss) .........................................       26,314        14,962         1,491         2,292
    Change in unrealized gain (loss) .................................       (8,446)       59,586         6,187         3,997
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from operations ............       13,079        69,467         6,513         5,054
                                                                        -----------   -----------   -----------   -----------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       43,714        60,495        19,879        26,246
    Terminations .....................................................     (111,843)      (37,400)       (2,736)      (26,173)
    Insurance and other charges ......................................      (40,531)      (49,063)      (11,398)      (10,177)
    Transfers between sub-accounts (including fixed account), net ....      (14,344)       54,196        16,263         4,484
    Other transfers from (to) the General Account ....................       (6,535)        8,197        (1,904)       14,972
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets from policy transactions ...     (129,539)       36,425        20,104         9,352
                                                                        -----------   -----------   -----------   -----------
    Net increase (decrease) in net assets ............................     (116,460)      105,892        26,617        14,406

NET ASSETS:
  Beginning of year ..................................................      710,161       604,269       163,438       149,032
                                                                        -----------   -----------   -----------   -----------
  End of year ........................................................  $   593,701   $   710,161   $   190,055   $   163,438
                                                                        ===========   ===========   ===========   ===========

                                                                                  T. ROWE
                                                                                   PRICE
                                                                                INTERNATIONAL
                                                                                    STOCK
                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                        -----------------------------
                                                                            2005            2004
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $       6,475   $       2,664
    Net realized gain (loss) .........................................         56,241          47,617
    Change in unrealized gain (loss) .................................         61,174          47,185
                                                                        -------------   -------------
    Net increase (decrease) in net assets from operations ............        123,890          97,466
                                                                        -------------   -------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................         89,814          95,435
    Terminations .....................................................       (132,658)        (63,545)
    Insurance and other charges ......................................        (64,319)        (62,021)
    Transfers between sub-accounts (including fixed account), net ....         22,713          37,186
    Other transfers from (to) the General Account ....................         (2,152)        (15,603)
                                                                        -------------   -------------
    Net increase (decrease) in net assets from policy transactions ...        (86,602)         (8,548)
                                                                        -------------   -------------
    Net increase (decrease) in net assets ............................         37,288          88,918

NET ASSETS:
  Beginning of year ..................................................        859,453         770,535
                                                                        -------------   -------------
  End of year ........................................................  $     896,741   $     859,453
                                                                        =============   =============

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The VEL II Account (the "Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on April 1, 1994 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by FAFLIC.

     Prior to December 30, 2005 ("the Closing Date") FAFLIC was a wholly owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation ("AFC"). On the Closing Date THG sold AFLIAC and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). In conjunction with the Transaction FAFLIC became a wholly owned subsidiary of THG. As part of the Transaction, Goldman Sachs purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which has served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT Funds"). The sale of AFIMS to Goldman Sachs was completed on January 11, 2006. A reorganization of the AIT Funds ("the AIT Reorganization") into corresponding funds of the Goldman Sachs Variable Insurance Trust was consummated on January 9, 2006. Note 7, Subsequent Event, provides additional information about the AIT Reorganization.

     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. FAFLIC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Twenty-one Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year. Each Sub Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS

Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
The Alger American Fund
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Janus Aspen Series (Service Shares)
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

VEL II ACCOUNT

NOTE 1 - ORGANIZATION (CONTINUED)

     The following Underlying Funds were renamed as indicated:

DATE          OLD NAME                                  NEW NAME
----          --------                                  --------
May 1, 2005   FT VIP Franklin Small Cap Securities      FT VIP Franklin Small-Mid Cap Growth
              Class 2                                   Securities Class 2
May 1, 2005   Janus Aspen Growth Service Shares         Janus Aspen Large Cap Growth Service Shares
May 2, 2005   AllianceBernstein Premier Growth Class B  AllianceBernstein Large Cap Growth Class B
July 1, 2005  AIM V.I. Health Sciences Series I         AIM V.I. Global Health Care Series I

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy Owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of FAFLIC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy Owners and beneficiaries made under the terms of the Policies and amounts that Policy Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Policy Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include policy loan activity and death claims.

     FINANCIAL HIGHLIGHTS - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 5, Financial Highlights.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with THG and THG's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

VEL II ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     On the Date of Issue and each Monthly Payment Date, FAFLIC makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also includes a $40 administrative charge for the increase.

     The Policy owner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover the Monthly Deduction, FAFLIC makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date.

     FAFLIC assesses each Sub-Account with a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates FAFLIC for assuming mortality and expense risks for variable interests in the Policies. The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, FAFLIC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to FAFLIC. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations. The Separate Account Administrative Charge is assessed during the first 10 policy years to help defray administrative expenses incurred in the administration of the Separate Account and the Sub-Accounts. This charge is currently 0.15%, which may increase or decrease, but it may not exceed 0.25%.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                                              CURRENT          MAXIMUM
                                                           MORTALITY AND  ALLOWED MORTALITY  SEPARATE ACCOUNT
               COST OF   MONTHLY CHARGES      MONTHLY      EXPENSE RISK   AND EXPENSE RISK    ADMINISTRATIVE
              INSURANCE   FOR OPTIONAL    ADMINISTRATIVE  CHARGE (ANNUAL   CHARGE (ANNUAL     CHARGE (ANNUAL
             CHARGE (a)   BENEFITS (a)      CHARGE (a)       RATE) (b)        RATE) (b)        RATE) (b) (c)
             Varies by   Varies by        $            5       0.65%            0.90%             0 - .25%
              Policy     Policy

(a) Charged to Policy Value.
(b) Charged to Daily Net assets in each Sub-Account.
(c) Separate Account Administrative Charge cannot exceed 0.25% for the first 10 Policy years with no charge imposed after the 10th year.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 6%.

     The disclosures above include charges currently assessed to the Policy Owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

VEL II ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     During the year ended December 31, 2005, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provided for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund paid a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc, a wholly owned subsidiary of THG, is principal underwriter of the Contracts funded by the Separate Account. Based on a registered representative's vesting schedule, FAFLIC may pay commissions for certain types of transactions.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2005 were as follows:

                 INVESTMENT PORTFOLIO                          PURCHASES       SALES
                 --------------------                          ---------       -----
AIT Core Equity Service Shares (a)                            $   201,179   $   333,655
AIT Equity Index Service Shares (a)                               271,806       712,345
AIT Government Bond Service Shares (a)                            265,255       278,212
AIT Money Market Service Shares (a)                            13,534,309    13,070,799
AIT Select Capital Appreciation Service Shares (a)                949,970       849,333
AIT Select Growth Service Shares (a)                              179,674       894,378
AIT Select International Equity Service Shares (a)             10,669,291    10,874,696
AIT Select Investment Grade Income Service Shares (a)             244,104       114,715
AIT Select Value Opportunity Service Shares (a)                 1,146,460       722,811
AIM V.I. Global Health Care Series I (b)                           50,056        16,672
AllianceBernstein Large Cap Growth Class B (b)                     68,228        35,532
Delaware VIP International Value Equity                           324,502       220,997
Fidelity VIP Asset Manager                                        129,699       199,736
Fidelity VIP Equity-Income                                        466,692       515,182
Fidelity VIP Growth                                               182,506       747,762
Fidelity VIP High Income                                        6,462,578     6,363,760
Fidelity VIP Overseas                                             318,456       469,158
FT VIP Franklin Large Cap Growth Securities Class 2                37,751        23,172
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)        54,685       189,013
Janus Aspen Large Cap Growth Service Shares (b)                    34,537        15,598
T. Rowe Price International Stock                                 219,508       296,760

(a) Subsequent event.  See Notes 1 and 6.
(b) Name changed.  See Note 1.

VEL ACCOUNT II

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2005 is as follows:

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                       UNIT        UNIT
                                                                       VALUE       VALUE       NET
                                                           UNITS      LOWEST      HIGHEST     ASSETS
                                                          (000S)      ($) (4)     ($) (4)     ($000S)
                                                          ------      -------     -------     -------
AIT CORE EQUITY SERVICE SHARES (c)
2005                                                         1,245    2.455667    1.584434       2,840
2004                                                         1,266    2.334744    1.504140       2,831
2003                                                         1,318    2.131716    2.131716       2,809
2002                                                         1,378    1.683111    1.683111       2,319
2001                                                         1,384    2.216443    2.216443       3,068
AIT EQUITY INDEX SERVICE SHARES (c)
2005                                                         1,861    2.996348    1.552463       5,037
2004                                                         1,995    2.893711    1.497027       5,337
2003                                                         1,997    2.644079    2.644079       5,280
2002                                                         1,382    2.085148    2.085148       2,881
2001                                                         1,448    2.702372    2.702372       3,914
AIT GOVERNMENT BOND SERVICE SHARES (c)
2005                                                           675    1.710933    1.031056         952
2004                                                           617    1.698382    1.021944         983
2003                                                           678    1.676590    1.676590       1,136
2002                                                           894    1.662370    1.662370       1,486
2001                                                           370    1.533502    1.533502         567
AIT MONEY MARKET SERVICE SHARES (c)
2005                                                         1,622    1.431779    1.024183       2,212
2004                                                         1,309    1.404858    1.003404       1,749
2003                                                         1,353    1.403383    1.403383       1,899
2002                                                         7,573    1.403496    1.403496      10,629
2001                                                        10,035    1.391652    1.391652      13,966

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                        INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                          INCOME       RATIO       RATIO      RETURN      RETURN
                                                           RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                          (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                        ----------    -------     -------   ----------  ----------
AIT CORE EQUITY SERVICE SHARES (c)
2005                                                          0.79        0.65        0.80        5.18        5.34
2004                                                          1.07        0.65        0.80        9.52        9.69
2003                                                          0.88        0.80        0.80       26.65       26.65
2002                                                          0.84        0.80        0.80      -24.06      -24.06
2001                                                          0.74        0.80        0.80       -0.18       -0.18
AIT EQUITY INDEX SERVICE SHARES (c)
2005                                                          1.40        0.65        0.80        3.55        3.70
2004                                                          1.59        0.65        0.80        9.44        9.61
2003                                                          1.33        0.80        0.80       26.81       26.81
2002                                                          1.21        0.80        0.80      -22.84      -22.84
2001                                                          1.00        0.80        0.80      -12.72      -12.72
AIT GOVERNMENT BOND SERVICE SHARES (c)
2005                                                          3.50        0.65        0.80        0.74        0.89
2004                                                          3.74        0.65        0.80        1.30        1.45
2003                                                          3.92        0.80        0.80        0.86        0.86
2002                                                          4.24        0.80        0.80        8.40        8.40
2001                                                          5.26        0.80        0.80        6.77        6.77
AIT MONEY MARKET SERVICE SHARES (c)
2005                                                          2.68        0.65        0.80        1.92        2.07
2004                                                          0.85        0.65        0.80        0.11        0.26
2003                                                          0.85        0.80        0.80       -0.01       -0.01
2002                                                          1.64        0.80        0.80        0.85        0.85
2001                                                          4.25        0.80        0.80        3.45        3.45

VEL ACCOUNT II

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                       UNIT        UNIT
                                                                       VALUE       VALUE       NET
                                                           UNITS      LOWEST      HIGHEST     ASSETS
                                                          (000S)      ($) (4)     ($) (4)     ($000S)
                                                          ------      -------     -------     -------
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (c)
2005                                                          796    3.568204    2.019309       2,452
2004                                                          896    3.136493    1.772313       2,624
2003                                                          772    2.665370    2.665370       2,058
2002                                                          789    1.923144    1.923144       1,517
2001                                                          799    2.472743    2.472743       1,976
AIT SELECT GROWTH SERVICE SHARES (c)
2005                                                        2,731    2.126233    1.533582       5,508
2004                                                        3,037    1.996022    1.437491       5,862
2003                                                        3,269    1.872777    1.872777       6,122
2002                                                        1,833    1.494921    1.494921       2,740
2001                                                        2,091    2.081447    2.081447       4,352
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (c)
2005                                                        1,030    1.937054    1.764907       1,964
2004                                                        1,128    1.737100    1.580344       1,946
2003                                                        1,301    1.529773    1.529773       1,991
2002                                                        1,079    1.206954    1.206954       1,303
2001                                                        1,186    1.508956    1.508956       1,790
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2005                                                          825    1.830502    1.067970       1,335
2004                                                          752    1.811859    1.055502       1,245
2003                                                          660    1.756602    1.756602       1,160
2002                                                          594    1.714065    1.714065       1,019
2001                                                          501    1.597892    1.597892         801
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (c)
2005                                                        1,354    3.532537    1.914196       4,169
2004                                                        1,451    3.322395    1.797614       4,388
2003                                                        1,297    2.806195    2.806195       3,639
2002                                                        1,396    2.043542    2.043542       2,853
2001                                                        1,455    2.461708    2.461708       3,583

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                        INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                          INCOME       RATIO       RATIO      RETURN      RETURN
                                                           RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                          (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                        ----------    -------     -------   ----------  ----------
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (c)
2005                                                          N/A        0.65        0.80       13.76       13.94
2004                                                          N/A        0.65        0.80       17.68       17.85
2003                                                          N/A        0.80        0.80       38.59       38.59
2002                                                          N/A        0.80        0.80      -22.23      -22.23
2001                                                          N/A        0.80        0.80       -1.92       -1.92
AIT SELECT GROWTH SERVICE SHARES (c)
2005                                                         0.25        0.65        0.80        6.52        6.68
2004                                                          N/A        0.65        0.80        6.58        6.74
2003                                                         0.05        0.80        0.80       25.28       25.28
2002                                                         0.17        0.80        0.80      -28.18      -28.18
2001                                                          N/A        0.80        0.80      -25.31      -25.31
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (c)
2005                                                         1.42        0.65        0.80       11.51       11.68
2004                                                         1.25        0.65        0.80       13.55       13.72
2003                                                         0.88        0.80        0.80       26.75       26.75
2002                                                         1.39        0.80        0.80      -20.01      -20.01
2001                                                         0.99        0.80        0.80      -22.15      -22.15
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2005                                                         4.84        0.65        0.80        1.03        1.18
2004                                                         5.33        0.65        0.80        3.15        3.30
2003                                                         4.60        0.80        0.80        2.48        2.48
2002                                                         5.71        0.80        0.80        7.27        7.27
2001                                                         6.00        0.80        0.80        7.08        7.08
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (c)
2005                                                         0.00        0.65        0.80        6.33        6.49
2004                                                         0.06        0.65        0.80       18.40       18.57
2003                                                         0.12        0.80        0.80       37.32       37.32
2002                                                         0.66        0.80        0.80      -16.99      -16.99
2001                                                         0.63        0.80        0.80       11.78       11.78

VEL ACCOUNT II

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                       UNIT        UNIT
                                                                       VALUE       VALUE        NET
                                                           UNITS      LOWEST      HIGHEST     ASSETS
                                                          (000S)      ($) (4)     ($) (4)     ($000S)
                                                          ------      -------     -------     -------
AIM V.I. GLOBAL HEALTH CARE SERIES I (b)
2005                                                          210    1.111023    1.549057         248
2004                                                          190    1.035595    1.441712         198
2003                                                          211    0.970491    0.970491         205
2002                                                          176    0.765610    0.765610         135
2001                                                           84    1.021563    1.021563          86
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (b)
2005                                                          403    0.882590    1.637199         404
2004                                                          392    0.774723    1.434938         318
2003                                                          394    0.720827    0.720827         284
2002                                                          198    0.588990    0.588990         116
2001                                                           85    0.858623    0.858623          73
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                          753    2.649514    2.022750       1,848
2004                                                          702    2.366207    1.803736       1,578
2003                                                          658    1.958556    1.958556       1,289
2002                                                          641    1.376446    1.376446         882
2001                                                          675    1.548664    1.548664       1,046
FIDELITY VIP ASSET MANAGER
2005                                                          591    2.026866    1.319705       1,006
2004                                                          635    1.963782    1.276692       1,063
2003                                                          464    1.876969    1.876969         871
2002                                                          408    1.603817    1.603817         655
2001                                                          430    1.771349    1.771349         762
FIDELITY VIP EQUITY-INCOME
2005                                                        2,113    3.043272    1.643798       5,332
2004                                                        2,100    2.897868    1.562891       5,354
2003                                                        1,985    2.619255    2.619255       5,199
2002                                                        1,948    2.025910    2.025910       3,946
2001                                                        1,803    2.458960    2.458960       4,434

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                        INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                          INCOME       RATIO       RATIO      RETURN      RETURN
                                                           RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                          (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                        ----------    -------     -------   ----------  ----------
AIM V.I. GLOBAL HEALTH CARE SERIES I (b)
2005                                                          N/A        0.65        0.80        7.28        7.45
2004                                                          N/A        0.65        0.80        6.71        6.87
2003                                                          N/A        0.80        0.80       26.76       26.76
2002                                                          N/A        0.80        0.80      -25.06      -25.06
2001                                                         1.12        0.80        0.80        2.16        2.16(a)
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (b)
2005                                                          N/A        0.65        0.80       13.92       14.10
2004                                                          N/A        0.65        0.80        7.48        7.64
2003                                                          N/A        0.80        0.80       22.38       22.38
2002                                                          N/A        0.80        0.80      -31.40      -31.40
2001                                                          N/A        0.80        0.80      -14.14      -14.14(a)
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                         1.52        0.65        0.80       11.97       12.14
2004                                                         2.56        0.65        0.80       20.81       21.00
2003                                                         2.34        0.80        0.80       42.29       42.29
2002                                                         6.40        0.80        0.80      -11.12      -11.12
2001                                                         1.66        0.80        0.80      -13.53      -13.53
FIDELITY VIP ASSET MANAGER
2005                                                         2.68        0.65        0.80        3.21        3.37
2004                                                         2.60        0.65        0.80        4.63        4.78
2003                                                         3.15        0.80        0.80       17.03       17.03
2002                                                         4.00        0.80        0.80       -9.46       -9.46
2001                                                         3.95        0.80        0.80       -4.86       -4.86
FIDELITY VIP EQUITY-INCOME
2005                                                         1.63        0.65        0.80        5.02        5.18
2004                                                         1.56        0.65        0.80       10.64       10.80
2003                                                         1.78        0.80        0.80       29.29       29.29
2002                                                         1.68        0.80        0.80      -17.61      -17.61
2001                                                         1.63        0.80        0.80       -5.72       -5.72

VEL ACCOUNT II

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                       UNIT        UNIT
                                                                       VALUE       VALUE        NET
                                                           UNITS      LOWEST      HIGHEST     ASSETS
                                                          (000S)      ($) (4)     ($) (4)     ($000S)
                                                          ------      -------     -------     -------
FIDELITY VIP GROWTH
2005                                                        2,174    2.498897    1.547500       4,726
2004                                                        2,301    2.380980    1.472262       5,063
2003                                                        2,310    2.321752    2.321752       5,363
2002                                                        2,318    1.761764    1.761764       4,085
2001                                                        2,389    2.540932    2.540932       6,070
FIDELITY VIP HIGH INCOME
2005                                                        1,543    1.526823    1.383243       2,318
2004                                                        1,684    1.498654    1.355668       2,490
2003                                                        4,145    1.378523    1.378523       5,714
2002                                                        1,577    1.091918    1.091918       1,722
2001                                                        1,181    1.064077    1.064077       1,256
FIDELITY VIP OVERSEAS
2005                                                          762    1.978822    2.023208       1,521
2004                                                          852    1.675639    1.710652       1,437
2003                                                          916    1.486462    1.486462       1,362
2002                                                          918    1.045168    1.045168         960
2001                                                          907    1.321615    1.321615       1,199
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                          261    0.902484    1.456929         246
2004                                                          252    0.900245    1.451118         230
2003                                                          176    0.840808    0.840808         148
2002                                                           99    0.667687    0.667687          66
2001                                                           16    0.876324    0.876324          14
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (b)
2005                                                          530    1.031814    1.697678         594
2004                                                          676    0.992615    1.630723         710
2003                                                          673    0.897636    0.897636         604
2002                                                          389    0.659318    0.659318         257
2001                                                           53    0.932022    0.932022          49

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                        INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                          INCOME       RATIO       RATIO      RETURN      RETURN
                                                           RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                          (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                        ----------    -------     -------   ----------  ----------
FIDELITY VIP GROWTH
2005                                                         0.51        0.65        0.80        4.95        5.11
2004                                                         0.27        0.65        0.80        2.55        2.71
2003                                                         0.27        0.80        0.80       31.79       31.79
2002                                                         0.26        0.80        0.80      -30.66      -30.66
2001                                                         0.08        0.80        0.80      -18.31      -18.31
FIDELITY VIP HIGH INCOME
2005                                                        16.10        0.65        0.80        1.88        2.03
2004                                                         9.61        0.65        0.80        8.71        8.88
2003                                                         3.88        0.80        0.80       26.25       26.25
2002                                                         7.35        0.80        0.80        2.62        2.62
2001                                                        14.34        0.80        0.80      -12.44      -12.44
FIDELITY VIP OVERSEAS
2005                                                         0.66        0.65        0.80       18.09       18.27
2004                                                         1.17        0.65        0.80       12.73       12.90
2003                                                         0.80        0.80        0.80       42.22       42.22
2002                                                         0.68        0.80        0.80      -20.92      -20.92
2001                                                         5.21        0.80        0.80      -21.80      -21.80
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                         0.60        0.65        0.80        0.25        0.40
2004                                                         0.44        0.65        0.80        7.07        7.23
2003                                                         0.69        0.80        0.80       25.93       25.93
2002                                                         0.76        0.80        0.80      -23.81      -23.81
2001                                                         0.16        0.80        0.80      -12.37      -12.37(a)
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (b)
2005                                                          N/A        0.65        0.80        3.95        4.11
2004                                                          N/A        0.65        0.80       10.58       10.75
2003                                                          N/A        0.80        0.80       36.15       36.15
2002                                                         0.26        0.80        0.80      -29.26      -29.26
2001                                                         0.11        0.80        0.80       -6.80       -6.80(a)

VEL ACCOUNT II

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                       UNIT        UNIT
                                                                       VALUE       VALUE        NET
                                                           UNITS      LOWEST      HIGHEST     ASSETS
                                                          (000S)      ($) (4)     ($) (4)     ($000S)
                                                          ------      -------     -------     -------
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (b)
2005                                                          213    0.797971    1.513658         190
2004                                                          211    0.773376    1.464788         163
2003                                                          199    0.748180    0.748180         149
2002                                                          130    0.573593    0.573593          74
2001                                                           66    0.789126    0.789126          52
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                          552    1.595391    1.833653         897
2004                                                          614    1.385999    1.590601         859
2003                                                          627    1.228030    1.228030         771
2002                                                          629    0.948439    0.948439         597
2001                                                          609    1.170152    1.170152         713

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                        INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                          INCOME       RATIO       RATIO      RETURN      RETURN
                                                           RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                          (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                        ----------    -------     -------   ----------  ----------
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (b)
2005                                                         0.13        0.65        0.80        3.18        3.34
2004                                                          N/A        0.65        0.80        3.37        3.52
2003                                                          N/A        0.80        0.80       30.44       30.44
2002                                                          N/A        0.80        0.80      -27.31      -27.31
2001                                                          N/A        0.80        0.80      -21.09      -21.09(a)
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                         1.55        0.65        0.80       15.11       15.28
2004                                                         1.14        0.65        0.80       12.86       13.03
2003                                                         1.28        0.80        0.80       29.48       29.48
2002                                                         0.74        0.80        0.80      -18.95      -18.95
2001                                                         1.50        0.80        0.80      -22.84      -22.84

(a) Start date of 5/1/01.
(b) Name changed. See Note 1.
(c) Subsequent event. See Notes 1 and 6.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Beginning in 2003, the highest unit value and total return correspond with the product with the lowest expense ratio.

VEL ACCOUNT II

NOTE 6 - SUBSEQUENT EVENT

     In connection with the AIT Reorganization, the AIT Funds were reorganized into service shares of corresponding Goldman Sachs Variable Insurance Trust ("GSVIT") funds. The impact of the reorganization on individual underlying funds appears below.

AIT FUND                                                          GSVIT FUND
--------                                                          ----------
AIT Core Equity Service Shares                                    GSVIT CORE(SM) U.S. Equity
AIT Equity Index Service Shares                                   GSVIT Equity Index
AIT Government Bond Service Shares                                GSVIT Government Income
AIT Money Market Service Shares                                   GSVIT Money Market
AIT Select Capital Appreciation Service Shares                    GSVIT Growth Opportunities
AIT Select Growth Service Shares                                  GSVIT Capital Growth
AIT Select International Equity Service Shares                    GSVIT International Equity
AIT Select Investment Grade Income Service Shares                 GSVIT Core Fixed Income
AIT Select Value Opportunity Service Shares                       GSVIT Mid Cap Value

     Goldman Sachs Asset Management, L.P., a subsidiary of Goldman Sachs, is investment advisor to the GSVIT funds. AFIMS has no relationship with the GSVIT funds.

                            PART C: OTHER INFORMATION

ITEM 27.  EXHIBITS

     (A)   BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)   CUSTODIAN AGREEMENTS.

               Not Applicable.

     (C)   UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (2) Registered Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (4) Career Agent Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D)   POLICY.

               (1) The Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (2) Preferred Loan Endorsement was previously filed in Post-Effective Amendment No. 8 of Registration Statement No. 33-57792 on February 27, 1997 on Form S-6, and is incorporated by reference herein.

               (3) Paid up Life Insurance Option Endorsement was previously filed in Post-Effective Amendment No. 8 of Registration Statement No. 33-57792 on February 27, 1997 on Form S-6, and is incorporated by reference herein.

               (4) 403(b) Life Insurance Policy Endorsement was previously filed in Post-Effective Amendment No. 8 of Registration Statement No. 33-57792 on February 27, 1997 on Form S-6, and is incorporated by reference herein.

               (5) The Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (E)   APPLICATION.

               Applications were previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (F)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Restated Articles of Incorporation and Bylaws of the Company were previously filed on October 16, 1995 in Post-Effective Amendment No. 3 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G)   REINSURANCE CONTRACTS.

               (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (10) Reinsurance contract dated April 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (11) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (12) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (13) Reinsurance contract dated November 22, 1995 among First
                    Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (14) Reinsurance contract dated January 1, 1995 among State
                    Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (15) Reinsurance contract dated January 1, 1994 among State
                    Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (16) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (17) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (18) Reinsurance contract dated February 26, 1991 among State
                    Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (19) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (20) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company
                    of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (21) Reinsurance contract dated July 1, 1986 among State Mutual
                    Life Assurance Company of America and General American Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (22) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (23) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (24) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H)   PARTICIPATION AGREEMENTS.

               (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71056/811-8130 on Form N-6, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 25, 2000 in Post-Effective Amendment No. 9 on Form S-6, and is incorporated by reference herein.

               (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (4) Amendment dated May 1, 2002 to the Delaware Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

               (5) Amendment dated October 1, 2000 to the T. Rowe Price Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 11 of Registration

                    Statement No. 33-71056/811-8130 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 on Form S-6, and is incorporated by reference herein.

               (6) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 of Registration Statement No. 33-57792 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 of Registration Statement No. 33-57792 on Form S-6, and is incorporated by reference herein.

               (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (8) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 11 of Registration Statement No. 33-71056/811-8130 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2000 in Post-Effective Amendment No. 10 to Registration Statement No. 33-71056/811-8130 on Form S-6, and is incorporated by reference herein.

               (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 10 to Registration Statement No. 33-71056/811-8130 on Form S-6, and is incorporated by reference herein.

               (10) Amendment dated May 1, 2002 to the Alliance Participation
                    Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71056/811-8130 on Form N-6, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement dated August 1, 2000 with Alliance were previously filed in April 2000 in Post-Effective Amendment No. 10 to Registration Statement No. 33-71056/811-8130 on Form S-6, and are incorporated by reference herein.

               (11) Amendment dated December 15, 2001 to the INVESCO
                    Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and INVESCO Variable Investments Funds, Inc. dated March 21, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 10 to Registration Statement No. 33-71056/811-8130 on Form S-6, and is incorporated by reference herein.

               (12) Form of Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and First Allmerica Financial Life Insurance and Company is filed herewith.

     (I)   ADMINISTRATIVE CONTRACTS.

               (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2)  Directors' Power of Attorney is filed herewith.

               (3) Third Party Agreement (TPA) between Security Benefit Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. is filed herewith.

               (4) Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust is filed herewith.

               (5) Work Assignment between Security Benefit Life Insurance Co, Security Distributors, Inc and the Company is filed herewith.

               (6) Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. is filed herewith.

               (7) Form of Restructuring Agreement between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

               (8) Form of Goldman Sachs Variable Insurance Trust (the "Trust") Service Agreement is filed herewith.

               (9) Form of Core Administrative Services Agreement by and between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

               (10) Form of Core Coinsurance Agreement by and between First
                    Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

     (J)   OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)   LEGAL OPINION

               Not Applicable.

     (K)   LEGAL OPINION.

               Opinion of Counsel is filed herewith.

     (L)   ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)   CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)   OTHER OPINIONS.

               Consent of Independent Registered Public Accounting Firm is filed herewith.

     (O)   OMITTED FINANCIAL STATEMENTS.

               Financial Statements included in Part B
               Financial Statements for First Allmerica Financial Life Insurance Company and
               Financial Statements for VEL II Account of First Allmerica Financial Life Insurance Company are filed herewith.

     (P)   INITIAL CAPITAL AGREEMENTS.

               Not Applicable.

     (Q)   REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

DIRECTOR                     TITLE
--------                     -----
Frederick H. Eppinger Jr.    Chairman of the Board

Warren E. Barnes             Vice President and Corporate Controller

J. Kendall Huber             Director, Senior Vice President, General Counsel and Assistant
                             Secretary

Ann K. Tripp                 Director, Vice President and Chief Investment Officer

Mark C. McGivney             Vice President and Treasurer

Edward J. Parry, III         Director, President, Chief Financial Officer, Vice Chair and
                             Assistant Treasurer

Marilyn T. Smith             Director and Vice President

Gregory D. Tranter           Director, Vice President and Chief Information Officer

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                                THE HANOVER INSURANCE GROUP, INC.
                                                           Delaware
                                                               |
                                                               |
           ____________________________________________________|___________________________________________________________
       100%|             100%|             100%|                    |100%              |100%              |100%          |100%
          Opus            Financial        Allmerica         First Allmerica        VeraVest          AFC Capital      First
       Investment         Profiles,       Funding Corp.        Financial           Investments,         Trust I       Sterling
       Management,          Inc.                             Life Insurance           Inc.                             Limited
          Inc.                                                  Company

      Massachusetts      California       Massachusetts       Massachusetts       Massachusetts         Delaware       Bermuda
           |                                                        |                                                    |
           |                                                        |                                                    |100%
           |                                                        |                                             First Sterling
           |                                                        |                                               Reinsurance
           |                                                        |                                                 Company
           |                                                        |                                                 Limited
           |                                                        |
           |                                                        |                                                 Bermuda
           |           _____________________________________________|___________________________________________
           |       100%|            100%|               100%|                 |100%           |100%            |100%
           |       Allmerica         Allmerica          Allmerica         Allmerica       Allmerica        Allmerica
           |       Financial        Investments        Investments        Investment      Investment      Investments
           |       Services          Insurance          Insurance         Insurance       Insurance        Insurance
           |       Insurance      Agency Inc. of          Agency          Agency Inc.     Agency Inc.   Agency Inc. of
           |      Agency, Inc.        Alabama        of Florida, Inc.     of Georgia     of Kentucky      Mississippi

           |     Massachusetts        Alabama            Florida           Georgia         Kentucky       Mississippi
           |
       ____|__________________________________
       |100%            |100%                 |100%
  The Hanover        Allmerica         Citizens
   Insurance         Financial        Insurance
    Company          Insurance         Company
                   Brokers, Inc.     of Illinois

 New Hampshire     Massachusetts       Illinois
       |
     __|_____________________________________________________________________________________________________________________
100%|       100%|        100%|         100%|        100%|        100%|          |100%        |100%     |100%      |100%      |100%
Allmerica   Allmerica    The Hanover    Hanover   Massachusetts  Allmerica                  The     Citizens   Citizens   Citizens
Financial     Plus        American       Texas    Bay Insurance  Financial  AMGRO, Inc.   Hanover   Insurance Insurance   Insurance
 Benefit    Insurance     Insurance    Insurance     Company     Alliance                New Jersey  Company  Company of Company of
Insurance  Agency, Inc.   Company      Management                Insurance               Insurance   of Ohio   America   the Midwest
 Company                                Company,                  Company                 Company
                                         Inc.
                                                                    New                     New
Michigan  Massachusetts New Hampshire   Texas     New Hampshire  Hampshire Massachusetts Hampshire     Ohio    Michigan   Indiana
                                                                                |                                 |
                                                                       _________|_________                        |
                                                                       |100%              |100%                   |100%
                                                              Lloyds Credit              AMGRO                 Citizens
                                                               Corporation             Receivables            Management
                                                                                      Corporation                Inc.

                                                              Massachusetts             Delaware               Delaware


                                                              Hanover Lloyd's
                                                                Insurance
                                                                 Company

                                                                  Texas

                                           Affiliated Lloyd's plan company, controlled by
                                           Underwriters for the benefit of The Hanover
                                           Insurance Company


                                                              AAM High Yield
                                                               Fund, L.L.C.

                                                               Massachusetts

                                                Established for the benefit of First
                                                Allmerica, Hanover and Citizens

                                                    Allmerica      Opus Investment
                                                Securities Trust        Trust

                                                  Massachusetts     Massachusetts

                                           Affiliated Investment Management Companies

          FIRST ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                     NAME                                ADDRESS                     TYPE OF BUSINESS
                     ----                                -------                     ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street       Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street       Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street       Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street       Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street       Multi-line property and casualty
Company                                           Worcester MA 01653       insurance

Allmerica Financial Benefit Insurance             645 West Grand River     Multi-line property and casualty
Company                                           Howell MI 48843          insurance

Allmerica Financial Insurance                     440 Lincoln Street       Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Services Insurance            440 Lincoln Street       Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street       Investment corporation
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street       Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street       Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street       Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street       Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street       Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street       Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street       Investment Trust
                                                  Worcester MA 01653

AMGRO, Inc.                                       100 North Parkway        Premium financing
                                                  Worcester MA 01605

AMGRO Receivables Corporation                     100 North Parkway        Receivables Purchase Corporation
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River     Multi-line property and casualty
                                                  Howell MI 48843          insurance

Citizens Insurance Company of Illinois            333 Pierce Road          Multi-line property and casualty
                                                  Itasca IL 60143          insurance

Citizens Insurance Company of the                 3950 Priority Way        Multi-line property and casualty
Midwest                                           South Drive, Suite 200   insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street      Multi-line property and casualty
                                                  P.O. Box 342250          insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street       Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas     Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street       Life, pension, annuity, accident
Company                                           Worcester MA 01653       and health insurance company

First Sterling Limited                            41 Cedar Avenue          Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue          Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street       Multi-line property and casualty
Company                                           Worcester MA 01653       insurance

The Hanover Insurance Company                     440 Lincoln Street       Multi-line property and casualty
                                                  Worcester MA 01653       insurance

The Hanover Insurance Group, Inc.                 440 Lincoln Street       Holding Company
                                                  Worcester MA 01653

The Hanover New Jersey Insurance Company          440 Lincoln Street       Insurance Company
                                                  Worcester MA 01653

Hanover Texas Insurance Management                NationsBank Tower        Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.       Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road        Multi-line property and casualty
                                                  Suite 500                insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         100 North Parkway        Premium financing service
                                                  Worcester MA 01605       franchises

Massachusetts Bay Insurance Company               440 Lincoln Street       Multi-line property and casualty
                                                  Worcester MA 01653       insurance

Opus Investment Management, Inc.                  440 Lincoln Street       Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

Opus Investment Trust                             440 Lincoln Street       Investment Trust
(formerly known as VeraVest Trust)                Worcester MA 01653

VeraVest Investments, Inc.                        440 Lincoln Street       Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policy holder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provisions of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director;

          1. for any breach of the director's duty of loyalty to the Company or its policy holders;

          2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

          3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B Section 62;

          4. for any transactions from which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

               - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL

                    Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

               - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

           NAME                  POSITION OR OFFICE WITH UNDERWRITER
           ----                  -----------------------------------
           Charles F. Cronin     Vice President, Secretary/Clerk and Group Counsel

           Claudia J. Eckels     Vice President

           Mary Anne Gay         Anti-Money Laundering Officer and Chief Compliance Officer

           J. Kendall Huber      Director

           Kathleen M. Loftus    Vice President

           Mark C. McGivney      Director and Treasurer

           K. David Nunley       Vice President

           Marilyn T. Smith      Director

           Paula J. Testa        President, Chief Executive Officer, Chief Operating Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2005. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of April, 2006.

                                 VEL II ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                          By: /s/ Sheila B. St. Hilaire
                              -------------------------------------
                              Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                     TITLE                                                             DATE
----------                     -----                                                             ----
Frederick H. Eppinger Jr.*     Chairman of the Board                                             April 3, 2006
--------------------------

/s/ Warren E. Barnes           Vice President and Corporate Controller
--------------------------
Warren E. Barnes

J. Kendall Huber*              Director, Senior Vice President, General Counsel and
--------------------------     Assistant Secretary


Mark C. McGivney*              Vice President and Treasurer
--------------------------

Edward J. Parry, III*          Director, President, Chief Financial Officer, Vice Chair and
--------------------------     Assistant Treasurer


Marilyn T. Smith*              Director and Vice President
--------------------------

Gregory D. Tranter*            Director, Vice President and Chief Information Officer
--------------------------

Ann K. Tripp*                  Director, Vice President and Chief Investment Officer
--------------------------


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 14, 2006 duly executed by such persons.


/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)      Directors' Power of Attorney

Exhibit (H)(12)     Form of Participation Agreement dated January 2, 2006
                    between Goldman Sachs Variable Insurance Trust, Goldman,
                    Sachs & Co, and First Allmerica Financial Life Insurance
                    Company

Exhibit (I)(3)      Third Party Agreement (TPA) between Security Benefit Life
                    Insurance Co, Security Distributors, Inc and The Goldman
                    Sachs Group, Inc.

Exhibit (I)(4)      Form of Administrative Services Agreement dated January 2,
                    2006 between the Company and Goldman Sachs Variable
                    Insurance Trust

Exhibit (I)(5)      Work Assignment between Security Benefit Life Insurance Co,
                    Security Distributors, Inc and the Company

Exhibit (I)(6)      Form of Transition Services Agreement (TSA) dated
                    December 30, 2005 between The Hanover Insurance Group, Inc.,
                    First Allmerica Financial Life Insurance Company, and
                    Allmerica Financial Life Insurance and Annuity Company, and
                    The Goldman Sachs Group, Inc.

Exhibit (I)(7)      Form of Restructuring Agreement between First Allmerica
                    Financial Life Insurance Company and Allmerica Financial
                    Life Insurance and Annuity Company

Exhibit (I)(8)      Form of Goldman Sachs Variable Insurance Trust (the "Trust")
                    Service Agreement

Exhibit (I)(9)      Form of Core Administrative Services Agreement by and
                    between First Allmerica Financial Life Insurance Company and
                    Allmerica Financial Life Insurance and Annuity Company

Exhibit (I)(10)     Form of Core Coinsurance Agreement by and between First
                    Allmerica Financial Life Insurance Company and Allmerica
                    Financial Life Insurance and Annuity Company

Exhibit (K)         Opinion of Counsel

Exhibit (N)         Consent of Independent Registered Public Accounting Firm